Exhibit 10.1




                          BUILD-TO-SUIT LEASE AGREEMENT


                                     BETWEEN

                       CLAY REAL ESTATE DEVELOPMENT, L.P.,
                           a Texas limited partnership

                                       and

                       ENGLOBAL CORPORATE SERVICES, INC.,
                               a Texas Corporation


                            for property located at:


                              3155 Executive Blvd.


                              Beaumont, Texas 77705

                                Table of Contents

     1. Business Terms and Agreed Definitions                                -4-

     2. Acquisition of Land (if applicable) and Leased Premises              -7-

     3. Tender Date and Conditions                                          -12-

     4. Rent                                                                -12-

     5. Taxes, Insurance, Property Management Fees                          -13-

     6. Security Deposit                                                    -15-

     7. Utilities                                                           -18-

     8. Use                                                                 -18-

     9. Signs                                                               -19-

    10. Repairs                                                             -20-

    11. Casualty Damage                                                     -22-

    12. Condemnation                                                        -24-

    13. Insurance and Indemnity                                             -24-

    14. Assignment and Subletting                                           -29-

    15. Landlord's Lien                                                     -31-

    16. Bankruptcy; Default; Remedies                                       -31-

    17. Holdover                                                            -37-

    18. Notice                                                              -37-

    19. Limitation of Landlord's Liability                                  -37-

    20. Inspection and Access to Leased Premises                            -37-

    21. Mortgage                                                            -38-


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    22. Non-Liability                                                       -39-

    23. Miscellaneous                                                       -39-






















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                          BUILD-TO-SUIT LEASE AGREEMENT
                          -----------------------------


         This Build-to-Suit Lease Agreement ("Lease") is entered into by CLAY REAL ESTATE DEVELOPMENT, L.P., a Texas limited partnership, as "Landlord", or its assigns, and ENGLOBAL CORPORATE SERVICES, INC., a Texas Corporation, as "Tenant", as of the 28th day of February, 2008 ("Effective Date").

                SECTION 1. BUSINESS TERMS AND AGREED DEFINITIONS
                ------------------------------------------------

         The following terms shall have the indicated meanings when used in this Lease, unless the context otherwise clearly requires.

         A. Building. The building to be built by Landlord on the "Land", as shown on the site plan (the "Site Plan") attached and made a part hereof as Exhibit "B" with a street address of 3155 Executive Boulevard, Beaumont, Texas 77705. The Building will be located as shown on Exhibit "B", with only minor variances, as may incidentally occur in layouts of buildings and/or the pouring of foundations, as more particularly described in Section 2.B. The Estimated Footage (i.e., the estimated square footage of the Building) of 52,518 square feet shall be as shown in Exhibit "C", and shall be comprised of approximately 52,518 square feet of office space.

         B. Land. The Land described on Exhibit "A", attached and made a part hereof. Landlord shall acquire the Land substantially on the terms and conditions of the "Commercial Contract-Unimproved Property" ("Land Purchase Agreement") attached as Exhibit "D."

         C. Leased Premises. The Building (designed and built as described on Exhibit "B", Exhibit "B-1", "B-2" and Exhibit "C" attached and made a part hereof) and the Land, together with any other improvements situated thereon.

         D. Commencement Date. The Commencement Date shall be the earliest to occur of (i) the "Tender Date," as defined in Section 3 below or (ii) the date upon which Tenant takes possession of any part of the Leased Premises.

         E. Term. The period that begins on the Commencement Date and ends if the Commencement Date is not the first day of the calendar month, on the last day of the one hundred twentieth (120th) full calendar month following the Commencement Date, unless sooner terminated according to the provisions of this Lease.

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         F. Base Rent (Annual per S.F. and Monthly $).

                       Annual Base Rent                     Monthly Base Rent
                       ----------------                     -----------------
                       (as a dollar amount per              (as a dollar amount)
                       square foot/per year of
                       Floor Area in the Leased
                       Premises)

            Period

            (i)  Commencement            $13.74                      $60,133.00
                 Date thru the 120th
                 full calendar month
                 following the
                 Commencement Date

         G. Additional Rent: (Monthly)

         In addition to payments of Base Rent hereunder, Tenant shall be responsible for payment of all Property Taxes, Property Management Fees, Insurance Premiums and other charges hereunder in accordance with Section 5 of this Lease. Notwithstanding the foregoing, so long as no event of Default has occurred hereunder, Tenant shall have the right to pay Property Taxes directly to the taxing authorities in accordance with the terms of this Lease and no monthly escrow for Property Taxes shall be required. Tenant shall also be responsible for all charges incurred by Landlord in connection with the encroachment of any improvements into the drainage easement located on the Land. Such charges shall be paid to Landlord at the same time as payments of Base Rent are made hereunder.

         H. Pre-Payment of First Month's Rent; Security Deposit.

         Attached to this lease is a check in the amount of $62,983.00 which represents the first month's Base Rent of $60,133.00 plus an additional amount representing the first month's estimated Insurance Premium and Property Management Fee in the amount of $2,850.00 as provided for in Section 5 below. Tenant shall also deposit with Landlord a security deposit (the "Security Deposit") in the amount of $62,983.00 in accordance with Section 6 of this Lease.

         I. Permitted Use. Commercial and Professional Services Office and all uses incidental thereto, except that Tenant may not use the Leased Premises or any portion thereof for any of the uses specifically described on Exhibit "I" ("Prohibited Uses").

         J. Tenant's Address. Tenant's address for notice purposes per Section 18 is:

         Tenant Name:           ENGlobal Corporate Services, Inc.
         Attention:             William A. Coskey
         Address:               654 N. Sam Houston Pkwy #400
         City, State, and Zip:  Houston, Texas 77060-5914
         Phone:                 281-878-1000;  Fax 281-878-1010

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         K. Commissions. Landlord shall be responsible for and shall pay any real estate fee or commissions due or which accrue to Grubb & Ellis ("Broker"), who has solely represented Tenant as Tenant Broker, according to the terms set forth in a separate agreement entered into between Landlord and Broker.

         L. Landlord's Address. Landlord's address for notice purposes per
Section 18 is: c/o Clay Development & Construction, Inc. 800 Gessner, Suite 850 Houston, Texas 77024, Attention Al Clay or Robert Clay. The telephone number is 713/789.2529 the fax number is 713/782.3755.

         M. List of Exhibits.

            Exhibit "A":      Legal Description of Land

            Exhibit "B":      Site Plan

            Exhibit "B-1":    First Floor - Office Plan

            Exhibit "B-2":    Second Floor - Office Plan

            Exhibit "C":      Specification - Landlord's Work

            Exhibit "D":      Commercial Contract - Unimproved Property

            Exhibit "E":      Estoppel Certificate for Prospective Purchaser or
                              Lender

            Exhibit "F":      Rules & Regulations

            Exhibit "G":      INTENTIONALLY OMITTED

            Exhibit "H":      Hazardous Substances Provisions

            Exhibit "H-1":    List of Tenant's Substances and Material, if any

            Exhibit "I":      Prohibited Uses

            Exhibit "J":      Change Order Form

            Exhibit "K":      Earnest Money Contract (if any)

            Exhibit "L":      Guaranty Agreement

            Exhibit "M":      Commencement Date Agreement

         N. Projected Completion Date. Nine (9) months after Landlord's receipt of Tenant's written approval of Final Construction Plans (hereafter defined) and receipt of a Building Permit (as defined below).

               SECTION 2. ACQUISITION OF LAND AND LEASED PREMISES.
               ---------------------------------------------------

         A. 1. It is acknowledged that Landlord will purchase the Land pursuant to the terms of the Land Purchase Agreement. In the event that Landlord does not acquire the Land pursuant to the terms and conditions of the Land Purchaser Agreement, then either party may terminate this Agreement by giving written notice thereof to the other at any time prior to acquisition of the Land. In the event of such a termination, neither party shall have any liability to the other under this Lease.

         2. Landlord hereby leases the Leased Premises, including all improvements to be constructed thereon by Landlord pursuant to the terms of this Lease, to Tenant, and Tenant hereby leases the Leased Premises from Landlord.

         B. The Leased Premises shall be leased by Landlord to Tenant in its existing condition and state of repair, on an "AS-IS," "WHERE-IS" basis as of the Commencement Date, except Landlord shall complete the construction work described in the Final Construction Plans (hereafter defined), and, except as set forth in the Final Construction Plans and for Landlord's completion of punch list items, Landlord shall have no obligation to perform any additional construction work at the Leased Premises unless provided for herein. Landlord will, however, be responsible for Landlord's repair obligations described in
Section 10 and warranty obligations set forth in the Section 2(C)(11).

         C. Landlord agrees to prepare the Leased Premises for occupancy by Tenant substantially upon the following terms and conditions:

         (1) Landlord, at its sole cost and expense, shall diligently perform and continuously pursue the construction of the Building and all other improvements to the Leased Premises (hereinafter called the "Landlord's Work") which is provided for in the preliminary plans and specifications (the "Preliminary Plans"), which Preliminary Plans have been initialed by Landlord and Tenant. The Preliminary Plans consist of (i) a floor plan for the Building (Exhibit "B-1" and Exhibit "B-2"), (ii) the Site plan of the Leased Premises (Exhibit "B") and (iii) specifications for the Building (Exhibit "C"). The Site Plan, showing the preliminary location of the Building on the Land as attached as Exhibit "B", may be changed by the Landlord, subject to Tenant's prior written approval, which approval shall not be unreasonably withheld, in the event required by, any governmental agency with jurisdiction over the Land or Improvements or as necessitated by good construction practice, including the topography of the Land. More detailed plans ("Final Construction Plans") will be prepared by the Landlord, at the Landlord's expense, covering the Landlord's Work, and such Final Construction Plans shall be submitted to the Tenant for Tenant's written approval, which approval shall not be unreasonably withheld or delayed, as long as such Final Construction Plans are consistent, in all material respects, with the Preliminary Plans. If Tenant fails or refuses to approve or disapprove the Final Construction Plans within ten (10) business days following Tenant's receipt of the Final Construction Plans, Tenant will be deemed to have approved the Final Construction Plans. The Final Construction Plans, which are approved by Landlord and Tenant, by initialing, shall become the "Plans" for purposes of this Lease.

         Subject to the provisions of this Section 2, Landlord shall proceed diligently to cause the Landlord's Work and Additional Work (hereafter defined) to be Substantially Completed (hereafter defined) on or before the Projected Completion Date. The Projected Completion Date shall be extended by each day of delay caused by an act of God or force majeure (as defined in Section 23(O)) or by Tenant delays (hereinafter collectively referred to as "Excusable Delays"). Landlord may extend the Projected Completion Date by reason of such events when Landlord advises Tenant in writing that Excusable Delays have occurred since the last such notice. "Substantial Completion" shall mean the date upon which (and the Leased Premises shall be deemed "Substantially Completed" when) the Landlord's Work and any Additional Work described in the plans has occurred such that the Leased Premises are ready for occupancy by Tenant for the Permitted Use. Substantial Completion shall be deemed to have occurred notwithstanding a requirement to complete Punch List Items (hereafter defined) or similar corrective work which does not materially interfere with Tenant's occupancy. Should Tenant not agree that Substantial Completion has occurred, each party shall select an architect and those shall select a third who will resolve such dispute by certifying in writing whether Substantial Completion has occurred and, if not, what is required for Substantial Completion to occur. The party whom the architect decides against will pay all architects in full.

         Landlord shall allow Tenant access to the Leased Premises at all reasonable times for Tenant to install various equipment and machinery; provided, however, that in doing so Tenant shall coordinate and cooperate with Landlord and Landlord's contractors to prevent any delay. Tenant shall have no right to occupy the Leased Premises prior to the Commencement Date other than for purposes of installing Tenant's equipment and machinery.

         Within thirty (30) days after the Commencement Date, Landlord and Tenant will meet to make a written list (the "Punch List") of items remaining to be completed by Landlord, with the items set forth on the Punch List being referred to herein as the "Punch List Items."

         Landlord shall notify Tenant in writing when Landlord believes that the Punch List Items have been completed. Within five (5) business days after the date that Landlord has notified Tenant that the Punch List Items have been completed, Landlord and Tenant shall walk through the Lease Premises to confirm that the Punch List Items have, in fact, been completed.

         Landlord, at Landlord's cost, shall be responsible for obtaining, as required for Tenant's occupancy, a certificate of occupancy or equivalent certificate from the applicable governmental agency (collectively, a "Certificate of Occupancy"), so that Tenant may occupy and use the Leased Premises for its Permitted Use. If necessary, Tenant will assist Landlord in obtaining such Certificate of Occupancy. Notwithstanding the foregoing, if the Certificate of Occupancy is delayed due to Tenant's acts or omissions or other requirements for which Tenant is responsible (and Landlord has completed all of its requirements with respect to the Certificate of Occupancy), then the requirement that Landlord obtain the Certificate of Occupancy shall be deemed satisfied.

         (2) If Tenant hereafter desires Landlord to do any work different from or in addition to the Landlord's Work ("Additional Work"), Tenant and Landlord shall work co-operatively to prepare detailed proposed plans for such Additional Work. Such proposed plans shall be subject to each Party's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord's obligation to perform the agreed Additional Work shall be conditioned upon Landlord and Tenant having mutually agreed in writing as to the cost of the Additional Work, who will bear the cost thereof, and when, and how such cost will be paid. Landlord will progress bill Tenant and Tenant will pay Landlord for such Additional Work on a monthly basis as such Additional Work is performed. Landlord shall have no obligation to perform any Additional Work or make any change unless Tenant shall execute within three (3) business days after receipt from Landlord a written Change Order substantially in the form attached as Exhibit "J" covering such Additional Work. In addition, Tenant reserves the right to make upgrade changes in the specifications of Equipment and/or Building Materials by way of Change Order for Additional Work ("Tenant Upgrade Change Order"). The additional cost in equipment, labor or materials, if any, of such Tenant Upgrade Change Order shall be billed and paid by Tenant at Landlord's cost plus fifteen percent (15%) within 30 days of invoice from Landlord. Landlord and Tenant shall work co-operatively with respect to any Change Orders to minimize any impact on completion schedule.

         (3) All Landlords' Work and Additional Work required or permitted by this Lease shall be performed in a good and workmanlike manner substantially according to the Plans. Landlord shall obtain at its own expense all building permits, approvals and certificates required by any governmental or other applicable authority for the Work and shall, upon request of Tenant, promptly deliver copies of same to Tenant. Landlord will cause Landlord's contractors and subcontractors to carry such insurance as Landlord (in its discretion) may reasonably require.

         (4) If Landlord shall not be able to obtain all requisite governmental, quasi-governmental, regulatory authority, and other permits, licenses, consents, and permissions relating to Landlord's initiation of construction with respect to the Leased Premises or any other requisite consent in connection with initiation of such construction, if any (collectively, a "Building Permit"), then in any of the aforesaid circumstances, Landlord or Tenant may terminate this Lease at any time prior to the issuance of a Building Permit by giving the other party written notice thereof; provided Landlord shall have first given Tenant notice that it has been unable to obtain the requisite governmental, quasi-governmental regulatory authority, or other permits, licenses, contracts or permissions relating to Landlord's construction on the Land, and shall allow Tenant, at Tenant's option, thirty (30) days to obtain the same. Upon such termination, this Lease will be of no further force or effect, and neither party will have any further obligation or liability hereunder, except to enter into the mutual release agreement and for Landlord to return the funds paid per
Section 1.H. to Tenant less all reasonable and necessary development expenses incurred prior to termination. No expenditure by Tenant or incurring of any liability for merchandise, fixtures, equipment, or labor or material or otherwise shall alter or affect the rights of Tenant and Landlord hereunder subject to Tenant's right to Upgrade Change Orders set forth in subparagraph 2 of this section.

         (5) Landlord's subcontractors shall provide Landlord and Tenant with a one (1) year construction warranty commencing on the Commencement Date covering all of Landlord's Work and Additional Work with respect to the Building.

         (6) Landlord shall allow Tenant and Tenant's agents and representatives reasonable access to the Leased Premises, at their sole risk, throughout the period of construction.

         (7) Landlord agrees that all materials and equipment incorporated in the Building will be new unless otherwise specified, and that all Landlord's Work and Additional Work will be in conformance with the Plans and completed in a good and workmanlike manner. Landlord agrees that upon completion of Landlord's Work, the Leased Premises and the other parts of Landlord's Work and Additional Work will comply with all applicable building codes. Landlord shall give (or cause Landlord's contractor, if different from the Landlord, and each subcontractor to give) all notices and comply with all laws, ordinances, rules, and regulations and lawful orders of any public authority having jurisdiction over the construction of the Leased Premises.

         (8) At or before Substantial Completion, Landlord shall remove all of Landlord's waste materials and rubbish from and about the Leased Premises as well as Landlord's tools, construction equipment, machinery and surplus materials, and leave the same in broom clean condition.

         (9) Landlord shall (and shall cause Landlord's contractors and subcontractors to) maintain in good current order at the Leased Premises one record copy of drawings, specifications, change orders and other modifications, marked currently to record changes made during construction, and Tenant shall have reasonable access to such items during construction. These items shall be delivered to the Tenant upon completion of the construction. Landlord shall also provide an electronic copy of such documents in the format utilized by Landlord in the preparation of such documents.

         (10) To the fullest extent permitted by law, Landlord shall indemnify, defend and hold harmless Tenant and its agents, employees and officers from and against claims, damages, losses and expenses, including, but not limited to, reasonable attorney's fees arising out of or resulting from the performance of the Landlord's Work and Additional Work which accrue prior to the Commencement

Date, provided that such claim, damage, loss or expense is attributable to bodily injury, personal injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Building itself), caused by the acts or omissions of the Landlord, any contractor or subcontractor, or by anyone else for whose acts Landlord may be liable, except damage and loss attributable to the acts or omissions of Tenant.

         (11) Landlord shall promptly correct, or cause a subcontractor to promptly correct, any Landlord's Work and Additional Work reasonably rejected by Tenant as defective or as failing to conform to the Plans, including latent defects, whether observed before or after the Commencement Date, but not later than one (1) year after the Commencement Date (except for Landlord's repair obligations outlined in Section 10), and also shall correct any Landlord's Work and Additional Work found to be defective or nonconforming by Tenant within said one (1) year period or thereafter pursuant to Landlord's repair obligations outlined in Section 10. In each case that Landlord has the obligation to cause a subcontractor to perform warranty work, Landlord and such subcontractor (if known to Tenant) shall be notified of the Landlord's Work and Additional Work found to be defective or nonconforming not later than one (1) year after the Commencement Date; otherwise, neither Landlord nor any of Landlord's subcontractors shall have any responsibility for the correction of such warranty items, but Landlord shall remain liable for Landlord's repair obligations outlined in Section 10. The provisions of this Subparagraph (11) apply to work done by subcontractors as well as to work done by direct employees of Landlord.

         (12) Landlord reserves the right to place utility lines over and under the Land, so long as the same are around the perimeter of the Land and do not unreasonably interfere with Tenant's use of the Leased Premises. Any such utility lines will be reflected in recorded easements showing the specific location of the easements.

         (13) Tenant may not construct any material alterations or make any material changes to the Leased Premises as delivered upon the Lease Commencement Date unless Tenant has received the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

         (14) All improvements, additions, equipment, and fixtures installed in the Leased Premises (except for Removable Trade Fixtures as defined in Section 10.B. below which are actually removed according to Section 10.B at the termination of Tenant's right to possession hereunder) shall belong to Landlord. Unless Tenant obtains Landlord's written approval that certain items may remain at the Leased Premises following the termination or expiration of this Lease, at the termination of this Lease, the Landlord may at its option, require the removal of all improvements, additions, equipment, and fixtures that were installed by the Tenant except those improvements, additions, equipment, and fixtures that were installed by the Tenant under Tenant's maintenance and replacement obligations of Section 10 of this Lease.

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                     SECTION 3. TENDER DATE AND CONDITIONS.
                     --------------------------------------

         Landlord will deliver possession of the Leased Premises to Tenant when a Certificate of Occupancy, as required (or temporary Certificate of Occupancy) has been obtained and the latest to occur of the dates on which (i) Landlord has Substantially Completed Landlord's Work (as defined in section 2.B (1) above or
(ii) Landlord has given Tenant the keys to the Leased Premises (the "Tender Date"). Notwithstanding the foregoing, if the Certificate of Occupancy is delayed due to Tenant's acts or omissions or other requirements for which Tenant is responsible (and Landlord has completed all of its requirements with respect to the Certificate of Occupancy), then the requirement that Landlord obtain the Certificate of Occupancy shall be deemed satisfied. Landlord may, at its sole option, refuse to tender possession or keys to the Leased Premises to Tenant until Tenant executes a Commencement Date Agreement in the form attached as Exhibit "M" acknowledging the Commencement Date of this Lease; provided, however, that failure by Tenant to execute the same shall in no manner affect or delay the actual Commencement Date of this Lease.

                                SECTION 4. RENT.
                                ----------------

         All sums required to be paid by Tenant under this Lease constitute "rent." The term "rent" or "rental", when used in this Lease, includes Base Rent, Real Property Taxes, insurance all other sums payable hereunder by Tenant. Tenant's rent payments shall be made to Landlord at Landlord's address stated in
Section 1.L. above or at any other address within the Continental United States that Landlord may specify by written notice to Tenant. Landlord shall provide Tenant written notice of any change of address at least thirty (30) days prior to the due date of any rent payments to be made at any address other than that stated in Section 1.L. above. No payment made by Tenant or received by Landlord in an amount less than the amount then due shall be deemed to be other than a partial payment, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or any other sum payable hereunder be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such amount from Tenant or to pursue any other remedy in this Lease or by law provided.

         Beginning with the Commencement Date and continuing thereafter until the expiration of the Term (as the same may be extended by agreement in writing), Tenant agrees to pay Landlord the Base Rent in advance, without notice or demand, on the first (1st) day of every month during the Term of this Lease. Time is of the essence in payment of all rent and other amounts due Landlord hereunder, same being required for payment of mortgage debt service and other mortgage obligations of Landlord on the premises. If any monthly rent payment is not received by Landlord by the first (1st) day of the month in which such rent payment was due, Tenant shall pay, as additional rent, five percent (5%) of such amount due, and such late charge shall be due upon receipt of Landlord's written demand; provided, however, Tenant shall not incur such late charge until the fifteenth (15th) day of the month until such time as Tenant has been late more than once during any calendar year of the Term. Tenant shall also pay to Landlord, upon demand, $500.00 for each check tendered to Landlord in payment of rent or any other payment due Landlord hereunder, which is returned uncollected to Landlord. All rent shall be prorated for any partial month.

              SECTION 5. TAXES, INSURANCE, MANAGEMENT AND PROPERTY
                      OWNER'S ASSOCIATION (P.O.A) CHARGES.
                      ------------------------------------

         A. Tenant's Obligation. Tenant shall pay in addition to Base Rent:

         1. Taxes. An amount equal to all real estate taxes and assessments that are levied or assessed against the Leased Premises by any governmental authority during the Term (and any applicable Extension Term), excluding any rollback taxes, and other governmental charges whether federal, state, county, or municipal, and whether by taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Leased Premises and shall include without limitation, any taxes imposed on Landlord (whether a capital levy or otherwise) directly on the rents received or any other tax directly on the rents received therefrom and/or, assessment, levy or charge measured by or based in whole or in part, upon rents from any portion of the Leased Premises, and its operation excluding, however local, state and federal taxes on income, franchise taxes or any applicable gross margin tax ("Taxes").

         2. Insurance. An amount equal to the insurance premiums that are charged to Landlord for all policies of insurance carried by Landlord that provide coverage to the Leased Premises, including any all-risk or fire and extended coverage policies, public liability and property damage policies, and rent insurance policies (Business Interruption if by Tenant) ("Insurance Premiums"). Tenant shall also be Tenant shall be responsible for any insurance deductible (up to a maximum of $25,000.00).

         3. Property Management Fee. An administrative fee of 2% of the base rent payable to a property manager (including an affiliate of Landlord) to manage the property on behalf of the Landlord ("Property Management Fees").

         4. Association Dues; Other Expenses. An amount equal to any maintenance charge or other assessments, costs and expenses due and payable by Landlord as owner of the Leased Premises pursuant to the terms and provisions of any recorded document affecting the Leased Premises.

         B. Payment.

         1. Taxes. Tenant shall pay to Landlord, in equal monthly installments, all Taxes on the Leased Premises in addition to and along with and shall be due on the same dates as, Tenant's monthly payment of Base Rent. For each calendar year, monthly installments of Taxes shall be estimated by Landlord based on the previous year's actual total annual charge for Taxes. Landlord shall reconcile the payments received from Tenant under this Section 5.B.1 against the actual amount of Taxes within ninety (90) days following the due date thereof for each calendar year of this Lease. Landlord shall furnish to Tenant evidence of the actual costs of Taxes for the preceding year with its reconciliation. Landlord shall pay to Tenant within thirty (30) days of such reconciliation any overpayment received from Tenant and Tenant shall pay to Landlord any deficiency within thirty (30) days following receipt of an invoice from Landlord. Notwithstanding the foregoing, so long as no Event of Default has occurred under this Lease, Landlord shall use reasonable efforts to cause the tax bills for the Leased Premises to be sent directly to Tenant from the tax collector, and Tenant shall pay, either to Landlord or directly to the applicable taxing authorities (in which case Tenant shall immediately furnish Landlord with evidence of such payment), the Taxes assessed or levied against the Leased Premises during the Term (and any applicable Extension Term) on or before the later of (i) the due date thereof or (ii) fifteen (15) days after Landlord provides Tenant with a copy of the tax bill therefor (if not sent directly to Tenant by the taxing authority). If Tenant fails to pay any the Taxes in a timely manner, Landlord shall have the right to pay the same, in which case Tenant shall reimburse Landlord for such amount paid by Landlord within thirty (30) days of receiving notice of Landlord's payment thereof, together with interest on delinquent sums at the Default Rate (hereinafter defined). Landlord shall be responsible for any interest or penalties caused by its delay in forwarding any tax bills to Tenant or any prepayments made by Tenant, and received by Landlord, to the applicable taxing authorities, but Tenant shall be responsible for any interest or penalties caused by its delay in the delivery of such payment to Landlord or the applicable taxing authorities. In the event Tenant is not billed directly by the taxing authority for the Taxes, Landlord shall provide Tenant with a copy of any increased tax assessment affecting the Leased Premises at least fifteen (15) days prior to the last day on which a protest may be filed, or, if later, ten
(10) business days after Landlord's receipt thereof. Provided no Event of Default has occurred hereunder, Tenant shall have the right, at its sole cost and expense, to contest any assessment or the validity of any Tax, and Tenant agrees to indemnify Landlord and hold Landlord harmless from all out of pocket costs and expenses arising out of any contest made by Tenant. The institution of any proceedings or contests, however, shall not free Tenant from paying any Taxes that are required to be paid by Tenant. In any protest commenced by Tenant, Landlord agrees that it shall cooperate as may be reasonably required provided that Landlord shall not be required to incur any cost or expense associated therewith.

         2. Insurance Premiums. All charges for Insurance Premiums, to the extent actually incurred and paid by Landlord as required or provided herein, shall be payable in equal monthly installments, in addition to and along with and shall be due on the same dates as, Tenant's monthly payment of Base Rent. For each calendar year, monthly installments of Insurance Premiums incurred and paid by Landlord shall be estimated by Landlord based on the previous year's actual total annual charge for such Insurance Premiums. Landlord's estimate of the monthly charge for such Insurance Premiums for the calendar year in which the Term commences is $1,800.00. Landlord shall reconcile the payments received from Tenant under this Section 5.B.2 against the actual amount of such Insurance Premiums within five (5) months following the end of each calendar year of this Lease. Landlord shall furnish to Tenant evidence of the actual costs of such Insurance Premiums for the preceding year with its reconciliation. Landlord shall pay to Tenant within thirty (30) days of such reconciliation any overpayment received from Tenant and Tenant shall pay to Landlord any deficiency within thirty (30) days following receipt of an invoice from Landlord.

         3. Property Management Fees. All charges for Property Management Fees shall be payable in equal monthly installments, in addition to and along with and shall be due on the same dates as, Tenant's monthly payment of Base Rent.

         4. Other Taxes. Additionally, Tenant shall pay the full amount of all taxes, assessments, impositions, levies, charges, excises, fees, licenses and other sums levied, assessed, charged or imposed by any governmental authority or other taxing authority upon Tenant's leasehold interest under this Lease and all alterations, additions, fixtures, including Removable Trade Fixtures (hereafter defined), inventory and other property installed or placed or permitted at the Leased Premises by Tenant. Within thirty (30) days after notice from Landlord, Tenant shall furnish Landlord a true copy of receipts received by Tenant from the governmental authority or other taxing authority assessing such charge evidencing such payment. Landlord shall allow Tenant to contest any taxes, assessments, impositions, levies, charges, excise fees, licenses, or other sums levied or assessed, charged or imposed by any governmental authority or taxing authority upon the Leased Premises provided the same shall be done at no cost or liability to Landlord and provided that any such contesting shall in no way affect or delay Tenant's liability hereunder to Landlord for Taxes. Any reasonable fees charged by tax consultants for efforts to lower Taxes will be paid for by Tenant.

                          SECTION 6. SECURITY DEPOSIT.
                          ----------------------------

         Tenant shall deposit the Security Deposit with Landlord to secure Tenant's faithful performance of all of Tenant's obligations under this Lease, in the amount shown in Section1.H. The Security Deposit shall be retained by Landlord throughout the Term of this Lease. Tenant agrees that if it should fail to pay rent when it is due, the Security Deposit may be applied by Landlord to the unpaid rent. Also, if Tenant fails to comply with any of the other obligations of Tenant under the Lease, Landlord may apply the Security Deposit to damages suffered by Landlord resulting from Tenant's noncompliance. Landlord shall not be obligated to apply the Security Deposit in the manner stated above, but may do so in addition to pursuing any of the other remedies available to Landlord under the Lease and at law or in equity on account of Tenant's noncompliance with Tenant's obligations. If Landlord should apply some or all of the Security Deposit to damages suffered by Landlord resulting from Tenant's noncompliance with its obligations, Tenant agrees to restore the Security Deposit within five (5) days following receipt of Landlord's written demand therefor. No interest shall accrue on the Security Deposit. Landlord may commingle the Security Deposit with other funds. If Tenant complies with all of Tenant's obligations, the Security Deposit shall be returned to Tenant within thirty (30) days after the end of the Term or any Extension Term, less any amounts that may then be due from Tenant to Landlord as set forth in an itemized list to be provided by Landlord describing the reasons for withholding any portion of the Security Deposit. Prior to withholding any portion of the Security Deposit, Landlord shall give Tenant written notice of any repairs to the Leased Premises which Landlord intends to make and deduct form the Security Deposit. Tenant shall have a period of ten (10) days following such written notice within which to cause such repairs to be made to the reasonable satisfaction of Landlord.

         Notwithstanding the foregoing, in lieu of cash, Tenant may deliver to Landlord, as a Security Deposit, an irrevocable standby letter of credit, issued by a bank having (i) total assets of no less than Five Hundred Million Dollars ($500,000,000); and (ii) capital of no less than six percent (6%) of total assets (in each case as defined by the federal regulator of the respective bank) ("Issuer"), in the amount of the Security Deposit, for account of Tenant and for the benefit of Landlord. Said letter of credit shall include the following language:

         "(1) The letter of credit may be drawn down from time to time in the amount estimated by Landlord to be necessary to cure any default by Tenant under the lease or to discharge any obligation toward which Tenant's Security Deposit could be applied pursuant to this lease, upon Landlord's written certification to the Issuer of the particular default or obligation that is the basis for such draw, and the amount thereof.

         The form and terms of the letter of credit (and the bank issuing the same) shall be acceptable to Landlord and shall provide, among other things, in effect that:

         (1) The letter of credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement;

         (2) In the event of a transfer of Landlord's interest in the building of which the demised premises are a part, Landlord shall have the right to transfer the letter of credit to the transferee without cost or fee to Landlord, and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of said letter of credit to a new Landlord.

         Tenant further covenants that it will not assign or encumber said letter of credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         If at any time that Tenant is required to maintain the above-described letter of credit, the Issuer's total assets shall be less than Five Hundred Million Dollars ($500,000,000), or if during such period the Issuer's capital falls below six percent (6%) of total assets (in each case as defined by the federal regulator of the respective bank), then upon notice from Landlord to Tenant, Tenant shall substitute a new letter of credit for the then-existing letter of credit within ten (10) business days of the date of the Landlord's notice, or such longer period as Landlord may specify, issued by a national banking association located in Houston, Texas, which banking association shall meet or exceed the minimum criteria for assets and capital set forth above.

         Without limiting the generality of the foregoing, if the letter of credit expires earlier than sixty (60) days after the expiration of the initial ten (10) year Term of this lease, or the issuing bank notifies Landlord that it shall not renew the letter of credit, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), irrevocable and automatically renewable as above provided to sixty (60) days after the end of the initial ten (10) year Term of this lease upon the same terms as the expiring letter of credit or such other terms as may be acceptable to Landlord. However, (i) if the letter of credit is not timely renewed or a substitute letter of credit is not timely received, (ii) or if Tenant fails to maintain the letter of credit in the amount and terms set forth in this Section 6, Tenant, at least thirty (30) days prior to the expiration of the letter of credit, or immediately upon its failure to comply with each and every term of this Section 6, must deposit with Landlord cash security in the amounts required by, and to be held subject to and in accordance with, all of the terms and conditions set forth in herein, failing which Tenant shall be deemed in default under this lease and Landlord may present such letter of credit to the bank in accordance with the terms of this Section, and the entire sum secured thereby shall be paid to Landlord, to be held by Landlord as provided in this Section 6. The following is a model of the letter of credit required by Tenant:

                                LETTER OF CREDIT

[Insert name and address of issuing bank]
 ---------------------------------------

[Insert date]
 -----------

IRREVOCABLE STANDBY LETTER OF CREDIT NO. [Insert number]
                                          -------------

[Landlord's Address]
----------------------
----------------------
----------------------

Dear Sir:

At the request and for the account of [insert name of tenant] located at [insert address of tenant] (hereinafter called "Applicant"), we hereby establish our Irrevocable Standby Letter of Credit No. [insert number] in your favor and authorize you to draw on us up to the aggregate amount of US $ [insert amount of letter of credit] available by your draft(s) at sight drawn on us and accompanied by the following:

A written statement by you that:

         (i) "Applicant is in default under that certain lease, dated as of [insert date of lease] and any amendments or other modifications thereto, between you, as landlord, and Applicant, as tenant (the 'Lease');" or

         (ii) "Applicant has failed to deliver timely a renewal Letter of Credit as provided in the Lease."

This Irrevocable Letter of Credit will be duly honored by us at sight upon delivery of the statement set forth above without inquiry as to the accuracy of such statement and regardless of whether Applicant disputes the content of such statement.

We hereby engage with you that all drafts drawn under and in compliance with the terms of this Irrevocable Letter of Credit will be duly honored by us if presented at [insert address of issuing bank] no later than [insert expiration date of Letter of Credit], it being a condition of this Irrevocable Letter of Credit that it shall be automatically extended for periods of at least one year from the present and each future expiration date unless, at least sixty (60) days prior to the relevant expiration date, we notify you, by certified mail, return receipt requested, that we elect not to extend this Irrevocable Letter of Credit for any additional period.

This Irrevocable Letter of Credit is transferable at no charge to any transferee of landlord upon notice to the undersigned from you and such transferee.

This Irrevocable Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500.

Sincerely yours,
     [Insert authorized signature
     ----------------------------


                              SECTION 7. UTILITIES.
                              ---------------------

         Tenant shall contract directly with utility providers and shall pay for all water, sewer, gas, electricity, telephone and other utilities used in the Leased Premises during the Term and shall hold Landlord harmless from such charges. Landlord shall not be liable for any cessation or interruption of utility services to the Leased Premises. No cessation or interruption of utilities shall relieve any of the obligations of Tenant or of Landlord under this Lease.

                                 SECTION 8. USE.
                                 ---------------

         Tenant shall use the Leased Premises solely for the Permitted Uses, as defined herein. Tenant shall not use the Leased Premises, or permit their use, for any Prohibited Use described in Exhibit "I". Tenant shall obtain, at its cost and expense, any and all licenses and permits necessary for such use, except the Certificate of Occupancy, if applicable, which shall be the Landlord's responsibility. Tenant shall comply with all restrictions and easements applicable to the Leased Premises, and with all federal, state, municipal, and other laws, ordinances, rules and regulations of any governmental authority that apply to the use, construction, renovation, repair, operation, or occupancy of the Leased Premises, or to Tenant's business, or which pertain to health or the environment. Outside storage, other than within slatted fenced areas, is prohibited without Landlords prior written consent. Tenant shall not install, remove or alter the fixtures, equipment and facilities located in the Leased Premises and shall pay the cost of alterations to the Leased Premises that may be required to comply with all such restrictions, easements, laws, ordinances, rules and regulations. Without limiting the generality of the foregoing, Tenant shall fully comply with the provisions relating to "Hazardous

Substances" set forth in Exhibit "H" and Prohibited Uses set forth in Exhibit "I". Tenant shall not engage in any activity or permit any nature of construction by Tenant or any other condition at the Leased Premises which would cause Landlord's fire and extended coverage insurance to be canceled, or the rate therefor increased or cause the disallowance of any sprinkler credits, if the Building is sprinkled. Tenant shall comply with such safety recommendations and reasonable loss prevention and loss reduction recommendations as Landlord or Landlord's insurance carriers (or both) may, from time to time, request; and Tenant shall not make any unlawful use of the Leased Premises or permit any unlawful use thereof; and Tenant shall not commit any act which is a significant public nuisance or unreasonable annoyance to Landlord, or which might in the good faith judgment of Landlord, injure or depreciate the Leased Premises.

                                SECTION 9. SIGNS.
                                -----------------

         Tenant shall be responsible for the purchase, installation, and maintenance (according to reasonable standards determined by Landlord from time to time) of any sign in the Leased Premises or on the exterior of the Leased Premises; provided, Tenant shall not install or maintain any sign on the exterior of the Leased Premises, or which may be viewed from the outside of the Leased Premises, without first obtaining Landlord's written consent, which shall not be unreasonably withheld. Any sign erected upon the Leased Premises must advertise and relate to occupants of the Leased Premises and not any other parties. Tenant shall be responsible for the removal of all signs upon termination of Tenant's rights to possession hereunder, all installations and removal of signs shall be made in such a manner as to avoid injury or defacement of any building or other improvement, and Tenant shall be responsible for repair of any injury or defacement (including without limitation, discoloration caused by such installation and/or removal).

         Landlord has the right to leave up or place a reasonable sign identifying it as Build to Suit Owner or Contractor on the Leased Premises for three (3) months after the Commencement Date (this sign will not be on the Building).

                               SECTION 10. REPAIRS
                               -------------------

         A. Landlord's Obligations. Only the following portions of the Leased Premises constitute Landlord's repair obligation: roof, foundation, and load-bearing columns supporting the roof of the Building ("Structural Members") (reasonable wear and tear excepted); and provided that the need to repair was not caused by the acts or omissions of the Tenant, its agents, invitees or employees. Landlord shall have no obligation to perform any repair or maintenance activities with regard to the Structural Members of the Leased Premises, unless and until Tenant has given Landlord written notice of need of repair to these items and a reasonable time has passed for Landlord to commence appropriate repair or maintenance activities. If Landlord's obligations under this Paragraph A shall be applicable to any damage to Structural Members caused by the Tenant or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder, then Tenant shall be liable to Landlord for Landlord's Insurance Deductible ($5,000.00), or the cost of repairs, which ever is less; or in the event such repair is not covered by insurance, for the full cost of any such repairs.

         B. Tenant's Obligations. Tenant shall repair and maintain in good repair and order (other than the Structural Members) and keep clean and orderly all portions of the Leased Premises, including, without limitation: window and door glass in the Leased Premises; loading docks; interior partition walls; doors; windows; floor coverings; exterior and interior side of interior and exterior walls; down spouts; dock bumpers; levelers; lights; overhead doors, including the painting thereof; electrical system and equipment; plumbing systems and equipment; heating ventilating and air conditioning systems and equipment; fire protection systems and equipment; parking lots; landscaping and sprinkler systems and other systems and equipment used in connection with the Leased Premises. Without limiting the generality of the foregoing, Tenant shall keep the Leased Premises (and all parts thereof) and sidewalks, service ways, and loading areas on the Leased Premises neat, clean, and free from dirt or rubbish at all times, and shall maintain all landscaping and shall carefully store in an orderly manner all trash and refuse within the areas to be specified by Landlord and in addition to any other remedies available to Landlord, Landlord shall have the right to perform any obligations of Tenant under this
Section 10.B if Tenant fails to perform any such obligation for a period of five
(5) business days after Landlord has given Tenant written notice thereof (unless Tenant commences to cure and diligently pursues the curing of the same) and Tenant shall pay to Landlord reasonable cost thereof. Landlord shall not be required to give notice if an emergency exists. An emergency shall exist if a condition or circumstance exists which if not remedied could result in possible damage to the Building or Leased Premises or property of others in excess of $5,000.00 or impair the operations of the mechanical, electrical or plumbing systems of the Leased Premises, or if the life, health or safety of any person could be endangered thereby. Notwithstanding anything to the contrary contained herein, any contractor or subcontractor performing repair and maintenance services on behalf of Tenant hereunder shall be approved in writing by Landlord.

         Tenant shall, at its own cost and expense enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor for serving heating and air conditioning systems within the Leased Premises. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Leased Premises. Tenant shall arrange for the regular pick-up of trash and refuse at Tenant's expense and regular extermination services. After Substantial Completion by Landlord of Landlord's Work described in Exhibit "C," but subject to Landlord's repair and warranty obligations under this Lease, Tenant shall repair, maintain, and replace such construction (other than the Structural Members) and the devices and equipment installed therein and, if necessary, install additional devices and equipment (including, without limitation, any grease and oil traps and/or grease and oil receptors which the city or any other governmental entity having jurisdiction over the Leased Premises deems necessary to handle any liquid waste, grease, and oil produced at the Leased Premises), in a good and workmanlike manner and in accordance with all applicable laws and regulations governing such construction, devices, and equipment.

         Upon the termination of this Lease or upon the termination of Tenant's right to possession of the Leased Premises, Tenant shall surrender and deliver up to Landlord the Leased Premises broom-clean and in the same condition in which they existed on the Commencement Date, ordinary wear and tear excepted; however, such exception for ordinary wear and tear shall in no way relieve Tenant of its above-described obligations for repair, replacement and maintenance during the term of this Lease. Prior to the end of the Term or upon the termination of Tenant's right to possession of the Leased Premises or termination of this Lease, Tenant shall remove Removable Trade Fixtures (hereinafter defined) (excluding, however, ducts, conduits, wiring, pipes, paneling or other wall coverings or floor coverings), and, in addition to other applicable provisions of this Lease regarding such removal, the following shall apply: Tenant must not be in default of any obligation or covenant under this Lease at the time of such removal; and such removal must be effected without material damage to the Leased Premises and Tenant must promptly repair all damage caused by such removal. For the purposes hereof, the phrase "Removable Trade Fixtures" means the following: all of Tenant's signs, counters, tables, chairs, desks, racks, refrigerators, microwaves, computers/network, merchandisers and displayers, standards, wall brackets, hang rods, shelves, mirrors, cash registers and other business machines, wall brackets and other equipment used by Tenant in its business operations that can be removed without materially damaging the Leased Premises. Removable Trade Fixtures shall not include, for purposes of Tenant's right to remove, items originally furnished or paid for by Landlord or replacements of such items. Unless Tenant shall have, at the time of the alteration, requested in writing and obtained Landlord's approval in writing of any item Tenant desires to remain on the Leased Premises after the termination of the Lease, Tenant shall at the expiration or termination of the Lease, if requested by Landlord in writing prior to the termination or expiration of the Term of this Lease, remove any or all alterations, additions, fixtures, equipment and other property installed or placed by Tenant or any sub lessee or assignee (as herein permitted) (regardless of whether Landlord's consent was obtained with respect to same) in the Leased Premises, and shall repair any damage caused by such removal and restore the Leased Premises to the condition thereof at the time of the commencement of the Term of this Lease, excepting only ordinary wear and tear and damage hereunder not otherwise required to be repaired by Tenant.

         If Tenant fails to remove any Removable Trade Fixtures or if Landlord requests in writing that Tenant remove any or all alterations, additions, fixtures, equipment and property installed or placed by it or any such sub lessee or assignee in the Leased Premises and Tenant fails to comply with such request prior to the expiration or termination of the Term of this Lease, or if Tenant fails to repair any damage to the Leased Premises and/or the Building caused by its removal of any of the aforesaid, then Landlord shall have the right (but shall not be obligated) to remove such Removable Trade Fixtures and/or such other alterations, additions, fixtures, equipment or property installed or placed by Tenant in the Leased Premises (Tenant hereby waiving any damage caused thereby) or repair any such damage to the Leased Premises and/or Building are a part, and thereupon Tenant shall, at Landlord's election, on demand pay (or reimburse Landlord for) the reasonable cost of such removal and the reasonable cost of transportation and storage on any Removable Trade Fixtures (or other alterations, additions, fixtures, equipment and property installed or placed by Tenant in the Leased Premises) which Landlord elects to store pending disposition thereof, and the reasonable cost of repairing any such damage to the Leased Premises and/or Building, and, in addition, Tenant shall pay Landlord upon demand interest on all such sums at twelve percent (12%) per annum.

         All plumbing or electrical wiring connections exposed as a result of the removal of Tenant's Removable Trade Fixtures, or other alterations, additions, fixtures, equipment and property installed or placed by it in the Leased Premises (if such removal is so requested by Landlord) shall be capped by Tenant in a safe and workmanlike manner. Use by Tenant in advertising, letterheads, or otherwise of any trade name or trademark used by Landlord shall be subject to such restrictions and regulations as Landlord may reasonably prescribe from time to time.

         Nothwithstanding the foregoing, nothing herein shall require the Tenant to remove any fixtures, equipment and property installed or placed by it in the Leased Premises under its repair and replacement obligation of this Section 10.

                          SECTION 11. CASUALTY DAMAGE.
                          ----------------------------

         A. Repairs. In the event of a fire or other casualty in the Leased Premises, Tenant shall immediately give notice thereof to Landlord. Except as otherwise provided below, Landlord shall use commercially reasonable efforts after receipt of insurance proceeds to cause the necessary repairs to the Leases Premises to be made with due diligence and reasonable dispatch; provided, however, that Landlord shall not be required to repair or replace furnishings, furniture, or other personal property which Tenant may be entitled to remove from the Leased Premises or any property improvement constructed and installed by or for Tenant other than what was originally built by Landlord as part of Landlord's Work or Additional Work. Subject to Landlord receiving insurance proceeds, Landlord shall undertake reasonable efforts to commence the required repairs to the Leased Premises within thirty (30) days following the date of the casualty or other damage and thereafter prosecute the repairs with due diligence and reasonable dispatch. If the Building, or any portion thereof, shall be partially destroyed by fire or other casualty so as to render the Building, or any portion thereof, untenantable and such portion is not occupied and used by Tenant, the rent shall proportionately abate thereafter until such time as the Leased Premises, or any portion thereof, are made tenantable; provided, however, there shall be no abatement of rent and/or any abatement of rental shall cease as to any portion of the Building actually used by Tenant. If Landlord has elected to repair and reconstruct the Building, which election and notice of such election to Tenant must occur within thirty (30) days after the date of the casualty (or within sixty (60) days after such casualty if the event causes 50% or more of the Building to be untenantable), this Lease shall continue in full force and effect and such repairs will be made as soon as reasonably practicable thereafter, but not later than one hundred and eighty (180) days after the date of the casualty or other damage, subject to Excusable Delays; provided, however, that Landlord shall use reasonable efforts to not unreasonably interfere with Tenant's use and occupancy of any portion of the Leased Premises not destroyed or damaged. Except as otherwise expressly provided above, in no event shall Landlord be required to commence the restoration or repair of the Building until Landlord receives the insurance proceeds therefor. No damages, compensation, or claims shall be payable by Landlord for any inconvenience, loss of business, or annoyance arising from such repair and reconstruction. In the event full use and occupancy can be restored within 180 days of the Casualty, and provided the casualty occurs in the first seven (7) years of the Term, the Term of this Lease shall be extended by a period of time equal to the period of such repair and reconstruction.

         B. Termination in the Event of Major Casualty. In the event such destruction will or does cause one-half (1/2) or more of the Building to remain untenantable for a period of six (6) months or longer from the date of the destructive event, as reasonably estimated by a responsible contractor selected by Landlord, Landlord shall notify Tenant in writing within thirty (30) days after the destructive event, giving Tenant notice of the date upon which Landlord estimates such repairs can be completed (the "Estimated Completion Date"), and then either Landlord or Tenant may cancel this Lease by delivering written notice thereof to the other party. Landlord shall select a responsible contractor and deliver to Tenant the results of the responsible contractor's analysis ("Damage Analysis") within thirty (30) days of the destructive event. If Landlord is entitled to terminate this Lease, Landlord shall give to Tenant within thirty (30) days following Landlord's delivery to Tenant of the Damage Analysis written notice of whether or not Landlord is electing to terminate this Lease pursuant to the foregoing provisions of this Section 11. If Landlord does not so terminate this Lease, then such written notice shall also advise Tenant of Tenant's right to elect to terminate this Lease pursuant to the foregoing provisions of this Section 11, and Tenant must exercise such right of termination, if at all, by giving written notice thereof to Landlord within not more than thirty (30) days after receipt of said written notice from Landlord to Tenant. In the event neither party terminates the Lease pursuant to this section, this Lease shall continue in full force and effect and such repairs will be made as soon as reasonably practicable thereafter. In the event Landlord is unable to substantially complete such repairs on or before ninety (90) days following the Estimated Completion Date, subject to Permitted Delays, Tenant may elect to terminate the Lease by written notice to Landlord at any time thereafter and prior to substantial completion of the repairs.

         C. Rent. Upon termination, in the event that Landlord shall elect not to restore the Leased Premises or Tenant elects to exercise its right to terminate this Lease, then all rent owed up to the time of such destruction or termination, as set forth in Section 11, shall be paid by Tenant and thenceforth this Lease shall terminate. In the event that this Lease is terminated as herein permitted, Landlord shall refund to Tenant any prepaid rent, and the Security Deposit, if applicable, less any sum then owing or which would thereafter become owing to Landlord by Tenant, including any amounts payable to Landlord under the provisions of Section 5 of this Lease.

                            SECTION 12. CONDEMNATION.
                            -------------------------

         If (i) ten percent (10%) or more of the Leased Premises, other than the Building, or (ii) any part of the Building is condemned (or conveyed to a governmental authority in lieu of condemnation), then Landlord or Tenant may elect to terminate this Lease, by written notice to the other party within sixty
(60) days following receipt of notice of such condemnation, in which event the Term shall terminate on the date that possession of such portion of the Leased Premises or the Building is taken by the governmental authority. All condemnation awards for a taking of either the Leased Premises or the Building shall belong to Landlord; provided, however that Tenant may seek and retain such compensation as may be separately awarded to Tenant in Tenant's own name and right on account of all monetary damages to Tenant by reason of such condemnation. If neither Landlord nor Tenant timely elect to exercise their above right to terminate this Lease, the Lease shall remain in full force and effect and the Base Rent, if a portion of the Building is taken, will be reduced in proportion to the square footage of the Building that has been taken.

                       SECTION 13. INSURANCE AND INDEMNITY
                       -----------------------------------

         A. 1. Tenant's Property Insurance and Waivers of Subrogation. Tenant agrees to maintain a policy of Special Causes of Loss (formally called "All Risks of Physical Loss") Property Insurance on its fixtures, equipment, merchandise, Removable Trade Fixtures, alterations and other property placed at the Leased Premises. Such policy must be in effect as of the Commencement Date and must be maintained at all times during Tenant's occupancy of the Leased Premises and during the Term. Such policy shall satisfy any co-insurance requirements, if any, and must contain a replacement cost endorsement.

         TENANT AGREES TO USE AND OCCUPY THE LEASED PREMISES AND PLACE ITS FIXTURES, EQUIPMENT, MERCHANDISE, AND OTHER PROPERTY AT TENANTS OWN RISK AND HEREBY WAIVES AND RELEASES ALL RIGHTS OF RECOVERY AGAINST LANDLORD AND THE LANDLORD INDEMNITEES (HEREAFTER DEFINED) FOR ANY RISK COVERED BY ANY POLICY OF PROPERTY AND CASUALTY INSURANCE COVERING THE LEASED PREMISES AND MAINTAINED OR REQUIRED TO BE MAINTAINED (WHETHER OR NOT ACTUALLY MAINTAINED) BY EITHER LANDLORD OR TENANT ACCORDING TO SECTION 13 HEREOF, TO THE FULLEST EXTENT PERMITTED BY LAW, WHETHER THE SAME IS CAUSED BY FIRE OR OTHER CASUALTY OR THE

CONDITION OF THE LEASED PREMISES, REGARDLESS OF THE CAUSE OF THE LOSS, EXCEPT TO THE EXTENT THE CAUSE OF THE LOSS IS DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR LANDLORD INDEMNITEES. THIS WAIVER AND RELEASE APPLIES EVEN IF THE LOSS IS CAUSED BY THE ACTS OR OMISSIONS OF LANDLORD OR THE LANDLORD INDEMNITEES, WHETHER OR NOT NEGLIGENT (BUT EXPRESSLY EXCLUDES THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR THE LANDLORD INDEMNITEES), AND SHALL BAR RECOVERY AGAINST LANDLORD OR THE INDEMNITEES BY ANY THIRD PARTY (INCLUDING, WITHOUT LIMITATION, ANY INSURER) BY WAY OF SUBROGATION OR ASSIGNMENT. TENANT'S WAIVER AND RELEASE OF LANDLORD AND THE INDEMITEES SHALL BIND TENANT'S PERMITTED ASSIGNEES AND SUBTENANTS. TENANT SHALL ALSO PROVIDE EVIDENCE OF TENANT'S INSURER'S WAIVER OF SUBROGATION IN FAVOR OF LANDLORD FOR LOSS OR DAMAGE CAUSED BY LANDLORD TO TENANT PROPERTY.

         For the purposes of this Lease, the "Landlord Indemnitees" shall mean and refer to Landlord and Landlord's directors, officers, managers, shareholders, partners, joint venturers, members, employees, agents, customers or invitees, contractors, affiliates, attorneys, and their respective heirs, legal representatives, successors and assigns.

         2. Tenant's General Liability Insurance and Other Insurance.

         a. Tenant shall also take out and maintain Commercial General Liability Insurance coverage (and such other or additional amounts of coverage as reasonably requested by Landlord from time to time), which shall initially be in a minimum amount of $1,000,000 per occurrence, $2,000,000 policy aggregate, including coverage for bodily injury and death, personal injury coverage, third party property damage and products liability coverage; contractual liability coverage insuring the indemnity obligations of Tenant under this Lease; and fire and legal liability coverage with respect to the Leased Premises and the Building in an amount of at least $300,000. The commercial general liability policy shall designate Landlord as an Additional Insured and provide for a Waiver of Subrogation endorsement in favor of Landlord.

         b. Tenant shall also take out and maintain Worker's Compensation and Employer's Liability Insurance coverage for its employees in a minimum amount of $1,000,000 per occurrence. Such insurance shall cover liability arising out of the Tenant's employment of workers and anyone for whom Tenant may be liable for worker's compensation claims. Worker's Compensation insurance is required, and no "Alternative" form of insurance shall be permitted. The worker's compensation and employer's liability insurance must provide for a Waiver of Subrogation endorsement in favor of the Landlord.

         c. Tenant shall also take out and maintain Business Automobile Liability Insurance coverage in the amount of $1,000,000 for all owned, hired, and non-owned vehicles. The business automobile liability policy shall designate Landlord as an Additional Insured and provide for a Waiver of Subrogation endorsement in favor of the Landlord.

         d. Tenant shall also take out and maintain Umbrella policy in the amount of $5,000,000. Such policy shall designate Landlord as an Additional Insured and provide for a Waiver of Subrogation endorsement in favor of the Landlord.

         Such policies must be in effect as of the Commencement Date and must be maintained at all times during Tenant's occupancy of the Leased Premises and during the Term. A certificate evidencing all insurance policies required to be maintained by Tenant shall be deposited with Landlord within five (5) business days following the Commencement Date and current certificates shall be deposited with Landlord at all times during Tenant's occupancy of the Leased Premises and during the Term. All certificates shall also provide for a thirty (30) day notice of cancellation to Landlord.

         If Tenant should fail to comply with the foregoing insurance requirements, Landlord may declare Tenant in default of this Lease or obtain such insurance and Tenant shall pay to Landlord on demand as additional rent hereunder the premium cost thereof plus interest, at the lesser of: (i) the then highest lawful rate Tenant is authorized to pay under the laws of the State of Texas, or (ii) eighteen percent (18%) per annum from the date of payment by Landlord until repaid by Tenant.

         3. Tenant's Indemnity. Tenant shall defend, indemnify and hold harmless Landlord and the Landlord Indemnitees from all losses, claims, suits, actions, damages and liability, including defense costs, investigative costs and fees of experts (collectively, "Claims") that arise or allegedly arise from any of the following circumstances: (i) any wrongful act or omission of Tenant or Tenant's agents, employees, contractors, subcontractors, customers or invitees (or any of their employees); (ii) any failure of Tenant or Tenant's agents, employees, contractors or subcontractors to comply with laws, ordinances or regulations of any governmental authority pertaining to the use, construction, renovation, repair or occupancy of the Leased Premises or pertaining to Tenant's business or pertaining to health or the environment; and (iii) any injury, death or property damage suffered by any person that occurs in the Leased Premises which is caused by Tenant or Tenant's agents, employees, contractors, subcontractors, customers or invitees, or by Tenant's default hereunder.

         Tenant's obligations include: (i) THE OBLIGATION TO DEFEND LANDLORD AND THE LANDLORD INDEMNITEES AGAINST ALL SUCH CLAIMS. (ii) the obligation to pay Tenant's proportionate share of any settlement reached by Tenant with respect to the Claim; and (iii) the obligation to pay the full amount of any damages that are awarded against Tenant with respect to the Claim.

         B. 1. Landlord's Property Insurance and Waivers of Subrogation.

         Landlord agrees to take out and maintain a policy of Special Causes of Loss (formally called "All Risk of Physical Loss") Property Insurance on the Building and other Landlord property at the Leased Premises. Such policy must be in effect as of the Commencement Date and must be maintained at all times during Tenant's occupancy of the Leased Premises and during the Term. Such policy shall satisfy any co-insurance requirements and must contain a replacement cost endorsement.

         LANDLORD AGREES TO LEASE TO TENANT THE BUILDING AND OTHER LANDLORD PROPERTY AT LANDLORD'S OWN RISK AND HEREBY WAIVES AND RELEASES ALL RIGHTS OF RECOVERY AGAINST TENANT AND THE TENANT INDEMNITEES (HEREAFTER DEFINED) FOR ANY RISK COVERED BY ANY POLICY OF PROPERTY AND CASUALTY INSURANCE COVERING THE LEASED PREMISES AND MAINTAINED OR REQUIRED TO BE MAINTAINED (WHETHER OR NOT ACTUALLY MAINTAINED) BY EITHER LANDLORD OR TENANT ACCORDING TO SECTION 13 HEREOF, TO THE FULLEST EXTENT PERMITTED BY LAW, WHETHER THE SAME IS CAUSED BY FIRE OR OTHER CASUALTY, REGARDLESS OF THE CAUSE OF THE LOSS, EXCEPT TO THE EXTENT THE CAUSE OF THE LOSS IS DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF TENANT OR TENANT INDEMNITEES. THIS WAIVER AND RELEASE APPLIES EVEN IF THE LOSS IS CAUSED BY ACTS OR OMISSIONS OF TENANT OR THE TENANT INDEMNITEES, WHETHER OR NOT NEGLIGENT (BUT EXPRESSLY EXCLUDES THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF TENANT OR THE TENANT INDEMNITEES), AND SHALL BAR RECOVERY AGAINST TENANT OR THE TENANT INDEMNITEES BY ANY THIRD PARTY (INCLUDING, WITHOUT LIMITATION, ANY INSURER) BY WAY OF SUBROGATION OR ASSIGNMENT. LANDLORD'S WAIVER AND RELEASE OF TENANT AND THE TENANT INDEMNITEES SHALL BIND LANDLORD'S PERMITTED ASSIGNEES AND SUBTENANTS. LANDLORD SHALL ALSO PROVIDE EVIDENCE OF LANDLORD'S INSURER'S WAIVER OF SUBROGATION IN FAVOR OF TENANT FOR LOSS OR DAMAGE CAUSED BY TENANT TO LANDLORD PROPERTY.

         For purposes of this Lease, the "Tenant Indemnitees" shall mean Tenant and Tenant's directors, officers, managers, shareholders, partners, joint venturers, members, employees, agents, customers or invitees, contractors, affiliates, attorneys and their respective heirs, legal representatives, successors, and assigns.

         2. Landlord's General Liability Insurance and Other Insurance.

         a. Landlord shall also take out and maintain Commercial General Liability Insurance coverage, which shall be in a minimum amount of $1,000,000 per occurrence, $2,000,000 policy aggregate, including coverage for bodily injury and death, personal injury, third party property damage and products liability coverage; contractual liability coverage insuring the indemnity obligations of Landlord under this Lease. Such policies must be in effect as of the Commencement Date and must be maintained at all times during Tenant's occupancy of the Leased Premises and during the Term. A certificate evidencing all insurance policies required to be maintained by Landlord shall be deposited with Tenant within five (5) business days following the Commencement Date and current certificates shall be deposited with Tenant at all times during Tenant's occupancy of the Lease Premises and during the Term.

         b. Landlord may also and maintain rent or rental loss insurance in favor of Landlord in an amount sufficient to pay for at least twelve (12) months of all Rent payable under the terms of this Lease.

         In case of any loss covered by any insurance policies required to be carried hereunder, Tenant shall also be responsible for any insurance deductible (up to a maximum of $25,000.00). If Landlord should fail to comply with the foregoing insurance requirements, Tenant after giving Landlord notice of such failure and opportunity to cure, may obtain such insurance and Landlord shall pay to Tenant on demand as a credit applied to the rent hereunder the premium cost thereof plus interest, at the lesser of: (i) the then highest lawful rate Landlord is authorized to pay under the laws of the State of Texas, or (ii) eighteen percent (18%) per annum from the date of payment by Tenant until repaid by Landlord.

         3. Landlord's Indemnity. Landlord shall defend, indemnify and hold harmless Tenant and the Tenant Indemnitees from all third party losses, claims, suits, actions, damages and liability, including defense costs, investigative costs and fees of experts (collectively, "Claims") that arise or allegedly arise from any of the following circumstances: (i) any act or omission of Landlord or Landlord's agents, employees, contractors, subcontractors, customers or invitees (or any of their employees) at the Leased Premises; (ii) any failure of Landlord or Landlord's agents, employees, contractors or subcontractors to comply with laws, ordinances or regulations of any governmental authority pertaining to the use, construction, renovation, repair or occupancy of the Leased Premises or pertaining to Landlord's business or pertaining to health or the environment, the compliance of which is the responsibility of the Landlord: and (iii) any injury, death, or property damage suffered by any person that occurs in the Leased Premises which is caused by Landlord or Landlord's agents, employees, contractors, subcontractors, customers or invitees.

         Landlord's obligations include: (i) THE OBLIGATION TO DEFEND TENANT AND THE TENANT INDEMNITEES AGAINST ALL SUCH CLAIMS; (ii) the obligation to pay Landlord's proportionate share of any settlement reached by Landlord with respect to the Claim; and (iii) the obligation to pay the full amount of any damages that are awarded against Landlord with respect to the Claim.

                     SECTION 14. ASSIGNMENT AND SUBLETTING.
                     --------------------------------------

         Except for Permitted Assignments (as herein defined), Tenant may not assign this Lease or sublease more than 25% of the square footage of the Leased Premises, without the prior written consent of Landlord. Tenant may not mortgage, pledge, cause or allow a lien on its leasehold interest in the Leased Premises. Any overt action by Tenant directly, indirectly (such as through a conveyance of an ownership interest in Tenant), without the prior written consent of Landlord or by operation of law shall be void from its inception and of no force or effect. For purposes of this Lease, an "assignment" shall include (but shall not be limited to) the following: (i) a transfer of the majority (whether the same is accomplished in one or more transactions) of the voting stock in Tenant or any corporation which is a partner in Tenant; (ii) a transfer of a majority (whether the same is accomplished in one or more transactions) of the ownership interest in Tenant (whether or not Tenant is a corporation); and
(iii) any sale of all or substantially all of Tenant's assets, merger, share exchange, consolidation, or dissolution to which Tenant is a party. In the event of an attempted assignment or attempted sublease or should Tenant, in any transaction of any other nature, permit or attempt to permit anyone to occupy the Leased Premises (or any portion thereof), without the prior written consent of Landlord, Landlord shall thereupon have the right and option (but no obligation) to cancel and terminate this Lease effective upon fifteen (15) business days' written notice to Tenant (with no opportunity to cure by Tenant) given by Landlord at any time thereafter either as to the entire Leased Premises or as to only the portion thereof which Tenant shall have attempted to assign or sublease or otherwise permitted some other party's occupancy. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. The consent of Landlord shall not be required for any assignment of this Lease or subletting of the Leased Premises, or any part thereof, to an Affiliate of Tenant (as hereinafter defined); provided, however, that Tenant shall promptly notify Landlord of any such assignment or subletting and with respect to any such assignment or sublease of this Lease shall deliver a written assumption in favor of Landlord of the duties and obligations of Landlord hereunder by such Affiliate. An "Affiliate" for the purposes of this section shall be any person or entity which Tenant controls, which controls Tenant, or which is under common control with Tenant. "Control" or "Controls" means owns at least fifty-one percent (51%) of the entity in question. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease and Tenant and Tenant's assignee and sub lessee shall remain jointly and severally liable hereunder. If an Affiliate of Tenant ceases at any time to be an Affiliate of Tenant, the Leased Premises shall immediately be assigned to Tenant and Tenant shall reoccupy the Leased Premises; otherwise, such an event shall be treated as if an assignment or subletting had been made without Landlord's consent when consent is required and be a default hereunder.

         The term "Permitted Assignment" as said term is used herein shall be defined as any transfer of this Lease to an entity whose credit worthiness is equal to or greater than Tenant's as of the date of the transfer in connection with (i) the sale of substantially all of the assets or capital stock of Tenant or its parent corporation, or (ii) the merger or consolidation of Tenant or its parent corporation with or into another entity, or (iii) the transfer of this

Lease by assignment or sublease to any of Tenant's parent or subsidiary corporations, or (iv) the sale of substantially all of Tenant's assets or operations. In the event of a Permitted Assignment, Tenant shall provide Landlord, before the effective date thereof, with written notice of such Permitted Assignment and a fully executed copy of the assignment and assumption documents, which are used to effectuate the transfer contemplated herein.

         In the event Tenant should desire to assign this Lease or sublet the Leased Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease, together with reasonable detailed information identifying the proposed assignee or sublessee, proposed use, and current financial information with respect to the proposed assignee or sublessee. Landlord shall then have a period of fifteen (15) days following receipt of such notice (provided that Landlord has received all information pertaining to the proposed assignee or sublessee necessary to make such decision) within which to notify Tenant in writing that Landlord elects either
(1) to permit Tenant to assign this Lease or sublet such space, subject, however, to (i) written appraisal of the proposed assignee or subtenant by Landlord and (ii) the requirement that the assignee or subtenant, enters into a written assignment or sublease, as applicable, with the Tenant, subject to the Landlord's written approval, or (2) to refuse to consent to Tenant's assignment of this Lease or sublease of such space and to continue this Lease in full force and effect as to the entire Leased Premises. If the information provided by Tenant with respect to the proposed assignee or sublessee is not sufficient for Landlord to make the required decision described in the preceding grammatical sentence, Landlord will notify Tenant in writing of such fact within five (5) business days following receipt of such information. Tenant shall then be required to provide such information to Landlord before Landlord makes the above-described decision with respect to the proposed assignee or sublessee, such decision to be made within fifteen (15) days following receipt by Landlord of the requested information. If Landlord should fail to notify Tenant in writing of such election within the stated fifteen (15) day period, as said fifteen (15) day period may be extended for Tenant to furnish supplemental information regarding the proposed assignee or sublessee, Landlord shall be deemed to have elected option (2) above. No consent by Landlord to any assignment or sublease shall be deemed to be consent to a use not permitted under this Lease, to any act in violation of this Lease, or to any other or subsequent assignment or sublease, and no assignment or sublease by Tenant shall relieve Tenant of any obligation under this Lease. Any sublease or assignment shall be subject to all the terms and conditions of this Lease. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void.

         Notwithstanding that the prior written consent of Landlord to any of the aforesaid transactions may have been obtained, the following shall apply in the event of an assignment or sublease, contemporaneously with the granting of Landlord's aforesaid consent: (1) Tenant shall cause the assignee or sublessee to expressly assume in writing and agree to perform all of the covenants, duties and obligations of Tenant hereunder, and such assignee shall be jointly and severally liable therefor along with Tenant, and the assignee or sublessee, as applicable, shall agree in writing that Landlord shall be permitted to enforce the provisions of this Lease against Tenant and/or any assignee or sublessee without demand upon or proceeding in any way against Tenant; (2) Tenant shall subordinate to Landlord's statutory lien and Landlord's hereinafter described contract lien and security interest, any liens or other rights which Tenant may claim with respect to any fixtures, equipment, goods, wares, merchandise or other property owned by or leased to the proposed assignee, or sublessee or other party intending to occupy the Leased Premises; (3) no usage of the Leased Premises shall constitute a Prohibited Use or be materially different from the general usage herein made by Tenant; (4) the assignee's or sublessee's proposed use will not involve the use of any substance, material or any activity which would violate the provisions of Exhibit "H"; and (5) in any case where Landlord consents to an assignment, subleasing, grant of a concession or license or mortgage, pledge or hypothecation of the leasehold or sublease of the Leased Premises, Tenant will nevertheless remain directly and primarily liable for the performance of all of the covenants, duties and obligations of Tenant hereunder (including, without limitation, the obligation to pay all rental and other sums herein provided to be paid).

         Landlord may assign, convey, or otherwise transfer its rights, title, and interest hereunder and/or in the Leased Premises, or any portion thereof, without the consent of Tenant. The term "Landlord" so far as covenants or obligations on the part of Landlord are concerned shall be limited to mean only the owner of the Leased Premises at the time in question. Upon any transfer of the title, former Landlord automatically shall be relieved from all liability with respect to any obligation on the part of Landlord thereafter to be performed, provided former Landlord shall render to the transferee any funds it then holds in which Tenant has an interest. Any right, title or interest of Landlord assigned hereunder may be assigned and reassigned in like manner by any assignee thereof. Notwithstanding the foregoing right of Landlord to transfer its interest in the Leased Premises, Clay Real Estate Development, L.P. and Landlord shall remain liable for its warranty obligations pursuant to Section 2(B)(11) and Landlord's repair obligations pursuant to Section 10 during the first year of the Lease Term.

                          SECTION 15. LANDLORD'S LIEN.
                          ----------------------------

                              INTENTIONALLY OMITTED

                   SECTION 16. BANKRUPTCY; DEFAULT; REMEDIES.
                   ------------------------------------------

         A. Bankruptcy. If Tenant or Guarantor shall become bankrupt or insolvent or unable to pay its debts as such become due, or file any debtor proceedings; or if Tenant or Guarantor shall file or have filed against either party in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or Guarantor's property, or if Tenant or Guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, then, at the option of Landlord in the case of any of the foregoing matters involving Guarantor, and automatically in the case of any of the foregoing matters involving Tenant, this Lease shall terminate and Landlord, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In the event of the occurrence of any of the events specified in this Section 16.A, if this Lease is not or legally cannot be terminated upon the occurrence of such events, then, in addition to any other rights of Landlord hereunder or by virtue of applicable law, (I) neither Tenant, as debtor-in-possession, nor any trustee or other person (hereinafter collectively referred to as the "Assuming Tenant") shall be entitled to assume this Lease unless on or before the date of such assumption, the Assuming Tenant (x) cures, or provides adequate assurance that the latter will promptly cure, any existing default under this Lease, (y) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate Landlord for any pecuniary loss (including, without limitation, attorney's fees and disbursements) resulting from such default, and (z) provides adequate assurance of future performance under this Lease, it being covenanted and agreed by the parties that, for such purposes, any cure or compensation shall be effected by the immediate payment of any monetary default. For purposes of this Lease, (I) any "adequate assurance" of such cure or compensation shall be effected by the establishment of an escrow fund for the amount at issue or by bonding with a bonding company licensed in Texas, and upon such terms and conditions, satisfactory to Landlord it its sole discretion, and (ii) "adequate assurance" of future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding as provided in the immediately preceding clause (I).

         B. Events of Default. Each of the following acts of Tenant constitutes an event of default ("Event of Default") under this Lease: (i) Tenant's failure to pay the required amount of rent within fiteen (15) days of the date when due,
(ii) Tenant's failure to pay the required amount of any other monetary sum when due under this Lease, and the passage of five (5) business days after Landlord's notice of such failure without cure; (iii) Tenant's failure to comply with any covenant, duty or obligation of Tenant under Section 8 of this Lease that is not cured within five (5) business days after written notice of such failure from Landlord; (iv) Tenant's failure to comply with any covenant, duty or obligation of Tenant under this Lease (other than those referred to in clauses [i], [ii] and [iii] above) that is not cured within thirty (30) days after Tenant receives a written notice of such failure from Landlord, provided that if such default is not capable of being cured within such thirty (30) day period and Tenant commences curing within such thirty (30) day period and diligently pursues curing of the same thereafter, the same shall not be a default so long as Tenant is diligently pursuing the curing of such default; (v) any voluntary petition or similar pleading under any bankruptcy act or under any law seeking reorganization or an arrangement with creditors or adjustment of debts, is filed by or against Tenant, or if any such petition or pleading is involuntary, and it is not adjudicated favorably to Tenant within sixty (60) days; (vi) the leasehold of Tenant is levied upon or attached by process of law and Tenant does not vigorously contest same by appropriate proceedings and remove or vacate the same within sixty (60) days from the date of its creation, service or filing;
(vii) Tenant admits it inability to pay its debts, or if a receiver, trustee or other court appointee is appointed for all or a substantial part of Tenant's property; (viii) Tenant makes an assignment for the benefit of creditors, or if any proceedings are filed by or against tenant to declare Tenant insolvent or unable to meet its debts; and (ix) a receiver or similar type of appointment or court appointee or nominee of any name or character is made for Tenant or its property and Tenant does not vigorously contest the same by appropriate proceedings and remove or vacate same within sixty (60) days from the date of appointment.

         C. Landlord's Remedies. If an Event of Default should occur under this Lease, then Landlord may do any of the following (in conjunction with or in addition to pursuing any or all of the other rights and remedies provided to Landlord under this Lease, by law, or in equity):

                  (1) Terminate this Lease, retake possession of the Leased Premises, and recover from Tenant as damages:

                           (a) The total rent due and unpaid at the time of
                  termination plus interest thereon from the date due until the date paid at the rate of interest (the "Default Rate") equal to the lesser of: (i) the highest non-usurious rate permitted by law or (ii) eighteen percent (18%) per annum; plus any other amounts necessary to compensate Landlord for all of the detriment proximately caused by Tenant's failure to perform its obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including without limitation, the cost of (i) removing and storing Tenant's or any other occupant's property, (ii) repairing, renovating and re-letting the Leased Premises,
                  (iii) reasonable attorneys' fees, (iv) real estate commissions and fees, and (v) expenses or costs incurred in connection with mortgagees or other tenants as a result of such termination; and

                           (b) A sum equal to the amount, if any, by which the
                  then cash value of the total rent and all other charges that Tenant would have been required to pay under the provisions of this Lease for the period which otherwise would have been the unexpired portion of the Term, exceeds the then cash value of the fair and reasonable rental value of the Leased Premises for the same period. The "fair and reasonable rental value of the Leased Premises" shall be determined on the basis of a tenant paying not only a return to a landlord for the use and occupation of the Leased Premises, but also other monies, costs, charges, and expenses as are required to be paid by Tenant under the terms of this Lease. The term "then cash value" means the amount in question discounted at the rate of six percent (6%) per annum to present worth.

                  (2) Terminate Tenant's right of possession of the Leased Premises (without terminating this Lease) and retake possession of the Leased Premises from Tenant by summary proceedings or otherwise without terminating the Lease, and it is agreed that the commencement and prosecution of any action by Landlord in forcible entry and detainer, ejectment or otherwise, or any execution of any judgment or decree obtained in any action to recover possession of the Leased Premises, shall not be construed as an election to terminate this Lease, whether such reentry is had or taken under summary proceedings or otherwise, and shall not be deemed to have discharged Tenant from any of its obligations for the remainder of the Term. Tenant shall, notwithstanding any such reentry, continue to be liable for the payment of all rent and other charges hereunder, and the performance of the covenants and agreements to be performed by Tenant under this Lease. In the event Landlord retakes possession of the Leased Premises, Landlord shall have no obligation to re-let the Leased Premises unless a duty to re-let is imposed upon Landlord by law. If Landlord decides or is obligated to re-let the Leased Premises, such re-letting shall be on such terms and conditions as Landlord, in its reasonable good faith discretion, may determine (including without limitation a term different from the Term, rental concession, alterations and repair of the Leased Premises). Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to re-let the Leased Premises or collect rent due with respect to such re-letting. If there is a re-letting, all of the rentals and other charges received by Landlord from such re-letting shall be applied in the following order: (i) to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; (ii) to the payment of any and all costs of such re-letting; (iii) to the payment of the cost of any alterations and/or repairs to the Leased Premises;
         (iv) to the payment of all losses and expenses incurred by Landlord as a result of Tenant's default (including losses and expenses resulting from the adverse reactions of mortgagees or other tenants or potential tenants); (v) to the payment of rent due and unpaid hereunder; and (vi) the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If the rentals received during any month from such re-letting are insufficient, following the specified application thereof, to cover the rent payable by Tenant during such month, then Tenant shall pay any deficiency to Landlord, which deficiency shall be calculated and paid monthly. Tenant shall have no right to any excess rentals received from such re-letting but they shall be applied as offset to any obligations from Tenant to Landlord. Tenant shall also pay to Landlord, as soon as ascertained, any commercially reasonable costs and expenses, including but not limited to brokerage commissions and attorneys' fees, incurred by Landlord in such re-letting, or in making such alterations and repairs not covered by the rentals received from such re-letting. Tenant agrees that Landlord may file suit from time to time to recover any sums due under the terms of this subparagraph (2). In the event Landlord retakes possession of the Leased Premises, Landlord shall have the right, but not the duty, to remove therefrom all or any part of the personal property located therein, and may place the same in storage at a public warehouse at the expense and risk of the owner or owners thereof.

                  (3) The following provisions shall override and control any conflicting provisions of Section 93.002 of the Texas Property Code, as well as any successor statute governing the right of a landlord to change the door locks of commercial tenants. If an Event of Default occurs, Landlord is entitled and is hereby authorized, without any notice to Tenant whatsoever, to enter upon the Leased Premises by use of a master key, a duplicate key, or other peaceable means, and to change, alter and/or modify the door locks on all entry doors of the Leased Premises, thereby excluding Tenant and its officers, principals, agents, employees and representatives therefrom. In the event that Landlord has either terminated the Lease or permanently repossessed the Leased Premises pursuant to Sections 16.A(1) or (2) above, Landlord shall not thereafter be obligated to provide Tenant with a key to the Leased Premises at any time, regardless of any amounts subsequently paid by Tenant; provided, however, that in any such instance, during Landlord's normal business hours and at Landlord's convenience, and upon receipt of a written request from Tenant accompanied by such written waivers and releases as Landlord may require, Landlord will escort Tenant or its authorized personnel to the Leased Premises to retrieve any personal belongings or other property of Tenant not subject to the Landlord's statutory lien or the lien and security interest described herein. If Landlord elects to exclude Tenant from the Leased Premises without terminating the Lease or permanently repossessing the Leased Premises pursuant to Sections 16.A(1) or (2) above, then Landlord (at any time prior to actual termination or repossession) shall not be obligated to provide Tenant a key to reenter the Leased Premises until such time as all delinquent rent and other amounts due under this Lease have been paid in full (and all other defaults, if any, have been completely cured to Landlord's satisfaction), and Landlord has evidence of Tenant's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Landlord will, during Landlord's regular business hours and at Landlord's convenience, and upon receipt of a written request from Tenant, escort Tenant or its authorized personnel to the Leased Premises to retrieve personal belongings of Tenant or its employees, and such other property of Tenant as is not subject to the Landlord's statutory lien or the lien and security interest described in this Lease. This remedy shall be in addition to, and not in lieu of, any of Landlord's other remedies set forth in this Lease, or otherwise available to Landlord at law or in equity.

         The service of any notice, demand for possession, notice that the tenancy hereby created will be terminated on the date therein named, institution of any action for forcible detainer or the entering of a judgment for possession in such action, or any other act or acts resulting in the termination of Tenant's right to possession of the Leased Premises, shall not relieve Tenant from Tenant's obligations to pay the rent hereunder during the balance of the term or any extension thereof, except as therein expressly provided. Landlord may collect and receive any rent due from Tenant, and the payment thereof shall not constitute a waiver of, or affect, any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive, affect, change, modify or alter the rights or remedies which Landlord has in equity or at law by virtue of this Lease.

         The acceptance of liquidated damages by Landlord under any of the provisions of this Lease shall not preclude Landlord from the enforcement of any of the covenants or agreements herein, nor shall any other act which infers recognition of the tenancy operate as a waiver of Landlord's right to terminate this Lease, or any extension hereof, or operate as an extension of this Lease.

         Landlord, at any time after the occurrence of an Event of Default, without being under any obligation to do so and without thereby waiving such default, may cure the default for the account of Tenant (and enter the Leased Premises for such purpose), and thereupon Tenant shall be obligated and hereby agrees to pay to Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in curing such default, together with interest thereon at the Default Rate.

         In the event Landlord shall have taken possession of the Leased Premises pursuant to the authority herein granted, then Landlord shall have the right to keep in place and use all of Tenant's fixtures, furniture, equipment, improvements, additions, alterations and other personal property at all times prior to any foreclosure thereon by Landlord or repossession thereof by any third party having a prior lien thereon or claim.

         Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and not exclusive of each other.

         If on account of any breach or default by Tenant in its obligations hereunder, Landlord shall employ an attorney to present, enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees incurred by Landlord in such connection.

         All claims for damages by reason of any lawful retaking of the Leased Premises pursuant to the terms of this Lease (INCLUDING CLAIMS FOR DAMAGES BASED UPON NEGLIGENT ACTIONS OF LANDLORD OR LANDLORD'S AGENTS OR CONTRACTORS) are hereby waived.

         D. Landlord's Default. If Landlord should fail to perform any of its obligations under this Lease, Tenant's exclusive remedy is the institution of a suit for damages and/or specific performance; notwithstanding the foregoing limitation, and in any event, Clay Real Estate Development L.P. shall remain liable for its warranty obligations pursuant to Section 2(B)(11) and its repair obligations pursuant to Section 10 for a period of one (1) year from the Commencement Date irrespective of any transfer of ownership. Prior to instituting such a suit, Tenant must supply Landlord with notice of such failure. Landlord shall then have a reasonable period of time, but not less than thirty (30) days following Landlord's receipt of Tenant's notice, in which to commence curative action. Tenant may not institute such a suit during such thirty (30) day period or thereafter during the period in which Landlord is attempting to cure such default. In no event shall Tenant have the right to offset any sum owing, or allegedly owing, by Landlord to Tenant against any sum otherwise owing by Tenant to Landlord.

                              SECTION 17. HOLDOVER.
                              ---------------------

         If Tenant should remain in possession of the Leased Premises after the end of the Term, then Tenant shall be occupying the Leased Premises as a tenant-at-sufferance, under all of the terms and conditions of this Lease, except that the Base Rent payable during the holdover period shall be equal to one hundred fifty percent (150%) of the Base Rent last applicable during the Term.

                               SECTION 18. NOTICE.
                               -------------------

         Any notice given under this Lease must be in writing and delivered by
U. S. certified mail, return receipt requested, by recognized national overnight delivery service, such as Federal Express or UPS, or by hand. Notices given to Landlord by U. S. certified mail must be sent to Landlord at Landlord's address stated above; and notices given to Tenant by U. S. certified mail must be sent to Tenant at Tenant's address stated above in Section 1.I. Either party may change its address by giving the other party notice of such change. A signed return receipt shall be conclusive evidence that the notice was delivered in the due course of mail. Notice that is properly addressed, with adequate postage prepaid and mailed by certified mail, return receipt requested, shall be deemed received upon the earlier of actual receipt, as indicated on the signed, returned receipt card; or three days after appropriate posting (whether or not actually received or accepted). Notice given by overnight delivery service will be deemed received on the business day when the delivery service's records indicate that delivery was affected. Notice given by hand shall be effectively given wherever the intended recipient is found and shall be deemed received upon the date of delivery or on the date of attempted delivery if delivery is refused. No change of address of either party shall be binding on the other party until notice of such change of address is given to the other party.

                 SECTION 19. LIMITATION OF LANDLORD'S LIABILITY.
                 -----------------------------------------------

         Tenant waives and relinquishes all rights to claim any nature of lien against rent. All liability of Landlord for damages for breach of any covenant, duty or obligation of Landlord hereunder may be satisfied only out of the interest of Landlord in the Leased Premises existing at the time the events occurred which gave rise to Landlord's liability. The term "Landlord" shall mean only the owner for the time being of the Leased Premises, and in the event of the transfer by such owner of its interest in the Leased Premises, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing, but such covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership.

              SECTION 20. INSPECTION AND ACCESS TO LEASED PREMISES.
              -----------------------------------------------------

         Landlord and any mortgagee shall have the right to enter upon the Leased Premises at any reasonable time after notice for the purpose of evaluating Tenant's performance under this Lease, inspecting the Leased Premises, making repairs or additions to the Leased Premises or showing the Leased Premises to prospective purchasers, lessees, or lenders. Landlord shall be required to give no prior notice in connection with making repairs or additions to the Leased Premises if an emergency exists. An emergency shall be deemed to exist if a condition or circumstance exists which, if left unchanged, could damage the Leased Premises, or the property of any person or entity in an amount in excess of $10,000.00, impair any mechanical, electrical and plumbing systems of the Building, or endanger the life, health or safety of any person at the Leased Premises. Landlord may place "for lease" (during the last six (6) months o the Lease Term) or "for sale" notices at any time upon the Leased Premises; provided that any "for sale" sign shall be located in an area reasonably acceptable to Tenant. In any circumstances where Landlord is permitted to enter upon the Leased Premises during the Term, no such entry shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or a breach by Landlord of any of its obligations hereunder or render Landlord liable for damages for loss of business or otherwise or entitle Tenant to be relieved from any of its obligations hereunder or grant Tenant any right of set-off or recoupment or other remedy, and in connection with any such entry incident to performance of repairs, replacements, maintenance or construction, all of the aforesaid provisions shall be applicable notwithstanding that Landlord may elect to take building materials in, to or upon the Leased Premises that may be required or utilized in connection with such entry by Landlord.

                              SECTION 21. MORTGAGE.
                              ---------------------

         Tenant agrees that its interest under this Lease shall be subordinate to any present or future mortgage, deed of trust or similar encumbrance placed upon the Leased Premises; and that Tenant will subordinate its rights under this Lease to the lien thereof and to all advances made or hereafter to be made upon the security thereof, and, that within ten (10) days of a request by Landlord from time to time, Tenant shall execute and deliver to Landlord a subordination, non-disturbance and attornment agreement in the form reasonably required by Landlord or Landlord's mortgagee; PROVIDED, HOWEVER, if requested by Tenant, as a condition of any subordination requested by the holder of a mortgage executed after the date hereof, the holder of any such mortgage, Tenant, and Landlord shall enter into an SNDA recognizing Tenant's rights under this Lease. All instruments and agreements to be executed under this Section shall be in form reasonably acceptable to the parties. Notwithstanding the foregoing, a lender holding a mortgage encumbering the property of which the Leased Premises is a part or the purchaser at a foreclosure sale shall have the right and option to make this Lease superior. . If in connection with Landlord obtaining financing for the property of which the Leased Premises is a part, from time to time, such lender shall request reasonable modifications in this Lease as a condition of providing Landlord such financing, then Tenant shall not unreasonably withhold, delay, or defer its consent; provided, that such modifications do not increase the obligations of Tenant hereunder or materially affect the leasehold interest created hereby or increase the Base Rent or additional rent due hereunder. No amendment or modification of this Lease occurring after the date of any mortgage shall be binding on any Landlord's mortgagee unless such amendment or modification is expressly approved in writing by such mortgagee.

                           SECTION 22. NON-LIABILITY.
                           --------------------------

         Without limiting the generality of the waiver contained in Section 13, Landlord and the Landlord Indemnitees shall not be liable to Tenant for any injury or death to person or damage or destruction to property sustained by Tenant or any person claiming through Tenant resulting from the Leased Premises becoming out of repair or by defect in or failure of equipment, pipes or wiring, or by broken glass, or by the backing up of drains, or by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Leased Premises; provided, however, that Landlord shall remain liable for the performance of its repair obligations pursuant to Section 10; nor shall Landlord or the Landlord Indemnitees be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of any other persons whomsoever.

                           SECTION 23. MISCELLANEOUS.
                           --------------------------

         A. Independent Covenants. The obligation of Tenant to pay rent and perform Tenant's other covenants and duties under this Lease are independent, unconditional obligations that are to be performed at all times provided for in this Lease.

         B. Waiver. Tenant agrees that Landlord shall incur no liability to Tenant due to any apparent or latent defect in the Leased Premises, but Landlord shall remain liable for its warranty obligations pursuant to Section 2(B)(11) and its repair obligations pursuant to Section 10. Except as expressly provided herein, Landlord makes no express or implied warranty regarding the condition or any other feature of the Leased Premises, including the Building, or this Lease, and Tenant hereby waives all such warranties.

         C. Entire Agreement. It is expressly agreed by Tenant, as a material consideration for the execution of this Lease, that this Lease, with the specific references to written extrinsic documents, is the entire agreement of the parties, that there are, and were, no verbal representations, warranties, understandings, stipulations, agreements or promises pertaining to this Lease or to the expressly mentioned written extrinsic documents not incorporated in writing in this Lease.

         D. Estoppel Certificate and Financial Statements. Tenant shall execute and return to Landlord an estoppel certificate substantially in the form attached as Exhibit "E" and made part hereof or such other form that may be reasonably requested by Landlord or by any current or prospective purchaser of the Leased Premises or any part thereof, or lien holder, within ten (10) days following such request. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Moreover, in the event Tenant fails to timely deliver such estoppel certificate, such failure shall constitute a default hereunder, and Tenant shall pay to Landlord an amount equal to $500 per day for each day beyond such ten (10) day period that such estoppel certificate remains undelivered.

         If Landlord advises Tenant in writing of the existence of a lien on the Leased Premises, Tenant shall allow such lienholder to exercise all of Landlord's entry and curative rights under this Lease, and the lien holder shall have thirty (30) days following written notice from Tenant in which to attempt to cure Landlord's default, but shall be under no obligation to do so.

         If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant and Guarantor as may be reasonably required by such lender. Such statements shall include the past three (3) years' financial statements of Tenant and Guarantor. All such financial statements shall be received by Landlord in confidence and shall be used only for the purpose herein set forth.

         E. Time is of the Essence. Time is of the essence of this Lease. If any date for performance of any term, condition or provision hereof shall fall on a Saturday, Sunday or legal holiday, then the time of such performance shall be extended to the next business day.

         F. Binding Effect. This document shall bind and inure to the benefit of the respective heirs, executors, administrators, successors and permitted assigns of the parties (without altering the provisions of this Lease regarding assignment and subletting).

         G. Non-Waiver. Neither acceptance of any rent nor any other amount by Landlord nor failure by Landlord or Tenant to complain of any action, non-action or default of Tenant or Landlord, as applicable, shall constitute a waiver as to any breach of any covenant or condition of Tenant or Landlord, as applicable, contained herein nor a waiver of any of Landlord's or Tenant's rights hereunder, as applicable. Waiver by Landlord of any right for any default of Tenant shall not constitute a waiver of any right for either a prior or subsequent default of the same obligation or for any prior or subsequent default of any other obligation. Waiver by Tenant of any right for any default of Landlord shall not constitute a waiver of any right for either a prior or subsequent default of the same obligation or for any prior or subsequent default of any other obligation. No right or remedy of Landlord or Tenant hereunder or covenant, duty or obligation of Tenant or Landlord hereunder shall be deemed waived by Landlord or Tenant unless such waiver is in writing and signed by Landlord or Tenant, as applicable.

         H. Relationship. The relation created by this Lease is that of Landlord and Tenant. No provision of this Lease shall be construed in such a way as to constitute Landlord and Tenant joint venturers or co-partners or to make Tenant the agent of Landlord or to make Landlord liable for the debts of Tenant.

         I. Captions. The captions used in this Lease are for convenience only and are not to be used for definition or limitation of any terms or conditions that are otherwise set forth.

         J. Venue and Choice of Law. All obligations of Landlord and Tenant under the terms of this Lease shall be payable and performable in either Houston, Harris County, Texas or in Beaumont, Jefferson County, Texas. The laws of the State of Texas (not any Texas choice of law rule making applicable the law of some other jurisdiction) shall govern the construction, interpretation, validity, performance, and enforcement of this Lease.

         K. Severability. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

         L. Gender. With respect to terminology in this Lease, each number (singular or plural) shall include all numbers, and each gender (male, female or neuter) shall include all genders.

         M. Guaranty. Concurrent with the execution and delivery of this lease by Tenant, Tenant shall cause ENGlobal Corporation, a Nevada corporation, to execute and deliver to Landlord a guaranty in the same form as Exhibit "L".

         N. Broker. Except as stated in Section 1.K each of the parties represents to the other that no brokerage commission will be due as a result of such party's acts in connection with this transaction, and each party agrees to indemnify, defend and hold harmless the other party from and against any and all liabilities or expenses arising out of claims for commissions or fees from such party's acts.

         O. Acts of God and Force Majeure. Landlord and Tenant, as applicable, shall not be required to perform any non-financial covenant or obligation in this Lease, or be liable in damages to the other party, so long as the performance or non-performance of the covenant or obligation is delayed, caused by, or prevented by an act of God or force majeure. For purposes of this Lease, an "act of God" or "force majeure" is defined as strikes, material or labor shortages, or restrictions on material or labor by any governmental authority, riots, floods, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Landlord or Tenant, as applicable, and which by the exercise of due diligence Landlord or Tenant, as applicable, is unable, wholly or in part, to prevent or overcome.

         P. No Recordation. Tenant shall not record this Lease without the prior written consent of Landlord.

         Q. Renewal Option. Tenant shall have the right to extend the term of this Lease for the respective Extension Term (hereafter defined) upon and subject to the following terms and conditions: so long as there has not occurred an Event of Default, Tenant may extend this Lease for two (2) extension terms (each, an "Extension Term") of five (5) years each by Tenant giving written notice thereof (an "Extension Notice") to Landlord, by no later than nine (9) months prior to the expiration of the initial Term, or Extension Term, as the case may be. Within thirty (30) days after the Extension Notice, Landlord shall advise Tenant in writing of Landlord's determination of the Fair Market Value Rate (such notice being referred to herein as a "Fair Market Value Notice"). Upon receipt of a Fair Market Value Notice from Landlord, Landlord and Tenant shall endeavor to agree upon the Fair Market Value Rate within thirty (30) days

(the "Rate Determination Period") after Tenant's receipt of such Fair Market Value Notice. If Landlord and Tenant fail to agree upon the Fair Market Value Rate by the expiration of the Rate Determination Period, Tenant shall have the option to (i) rescind Tenant's Extension Notice, in which event the Lease shall not be extended beyond the current Initial Term or Extended Term, as the case may be, and Tenant shall have no further renewal rights hereunder, or (ii) accept the Fair Market Value Rate provided by Landlord in the Fair Market Value Notice. Tenant's election must be made within thirty (30) days following expiration of the Rate Determination Period (the "Election Deadline"). In the event Tenant fails to make such election in writing prior to Election Deadline, Tenant shall be deemed to have elected to renew the Lease pursuant to (ii) above.

         R. Construction of Lease. Tenant declares that Tenant has read and understands all parts of this Lease, including all printed parts hereof. It is agreed that, in the construction and interpretation of the terms of this Lease, the rule of construction that a document is to be construed most strictly against the party who prepared the same will not be applied, it being agreed that both parties have participated in the preparation of the final form of this Lease. Wherever in this Lease provision is made for liquidated damages, it is because the parties acknowledge and agree that the determination of actual damages (of which such liquidated damages are in lieu) is speculative and difficult to determine; the parties agree that liquidated damages herein are not a penalty.

         S. INTENTIONALLY OMITTED.

         T. Waiver of Jury Trial. LANDLORD AND TENANT HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT NOW OR HEREAFTER EXISTS WITH REGARD TO THIS LEASE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY LANDLORD AND TENANT, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LANDLORD OR TENANT IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

EXECUTED in multiple counterparts, each having the force and effect of an original, effective as of the Effective Date.


Landlord Federal
I.D. #: 11-3815276
                                         LANDLORD:

                                         CLAY REAL ESTATE DEVELOPMENT, L.P.,
                                         a Texas limited partnership

                                         By: Clay Real Estate  Development GP,
                                             LLC, a Texas limited liability
                                             company, its general partner



                                             By:     /s/ A.W. Clay
                                             Name:   A.W. Clay
                                             Title:  President



                                         TENANT:

                                         ENGLOBAL CORPORATE SERVICES, INC.



                                         By:    /s/ R.D. Kelley
                                         Name:  R. David Kelley
                                         Title: V.P. ENGlobal Corporate
                                                Services, Inc.
                                         Phone: 281-878-1000
                                         Fax:   281-878-1010

                                         Tenant Federal I. D. #:  76-0157248

                                   Exhibit "A"

                            LEGAL DESCRIPTION OF LAND
                       3155 Executive Boulevard, Beaumont,
                                   Texas 77705


                          METES AND BOUNDS DESCRIPTION
                                   2.342 ACRES
            Located in the City of Beaumont, Jefferson County, Texas


         Being a tract or parcel of land containing 2.342 acres of land or 102,000 square feet, locared in the City of Beaumont, Jefferson County, Texas; Said 2.342 acre tract being all of lots 7 and 8, Block 4 of Executive Business Plaza, a subdivision duly of record in Volume 12, Page 75 of the Map Records of Jefferson County, Texas, said lot 7 being of record in the name of PEI Investments in Jefferson County Clerk's File (J.C.C.F.) Number 2006038058, and said Lot 8 being of record in the name of PEI Investments in J.C.C.F. Number 9007891; Said 2.342 acre tract being more particularily described as follows (bearings based on said subdivision):

         BEGINNING at a 5/8 inch iron rod found for the common west corner of aforesaid Lot 8 and Lot 9, being on the east Right-of-Way (R.O.W.) line of Executive Boulevard (60 feet wide);

         THENCE, coincident the common line of aforesaid Lots 8 and 9, South 89 degrees 34 minutes 55 seconds East, a distance of 255.00 feet to a 1/2 inch iron rod found for the common east corner of said Lots 8 and 9, being on the west line of Old Hillebrant Bayou;

         THENCE, coincident the east line of aforesaid Lots 8 and 7, South 00 Degrees 25 Minutes 05 Seconds West, at a distance of 200.00 feet pass a 5/8 inch iron rod with cap set for the common east corner of said Lots 8 and 7, and continue for an overall distance of 400.00 feet to a 5/8 inch iron rod with cap set for the common east corner of said Lots 7 and 6;

         THENCE, coincident the common line of aforesaid Lots 7 and 6, North 89 Degrees 34 Minutes 55 Seconds West, a distance of 255.00 feet to a 5/8 inch iron rod found for the common west corner of aforesaid Lots 7 and 6, being on the east line of aforesaid R.O.W.;

THENCE, coincident the east line of aforesaid R.O.W., North 00 Degrees 25 Minutes 05 Seconds East, at a distance of 200.00 feet pass a 5/8 inch iron rod found for the common west corner of aforesaid Lots 7 and 8, and continue for an overall distance of 400.00 feet to the POINT OF BEGINNING and containing 2.342 acres of land.

                                   Exhibit "B"

                                    SITE PLAN

                                  See attached

                                  Exhibit "B-1"

                             FIRST FLOOR OFFICE PLAN

                                  See attached.

                                  Exhibit "B-2"

                            SECOND FLOOR OFFICE PLAN

                                  See attached.

                                   Exhibit "C"

                                 LANDLORD'S WORK

         Landlord's obligation to perform construction work at the Leased Premises is limited to the work described in the attached Specifications:

                                   Exhibit "D"


                      COMMERCIAL CONTRACT- UNIMPROVED LAND

                                   Exhibit "E"

            ESTOPPEL CERTIFICATE FOR PROSPECTIVE PURCHASER OR LENDER

         Re: Lease between _______________________________ ("Landlord") and
___________________ ("Tenant") dated __________________, 20___, with respect to the land and building located at _____________ __________________________ in
___________, Texas (the "Premises")

Gentlemen:

         We, the undersigned Tenant, under the Lease described above (the "Lease"), certify to Landlord, _________________ ("Purchaser") [and ____________
"Lender"] and its [their respective] successors and assigns as the prospective purchaser of the Premises, the following:

         1. Attached as Exhibit "A" is a true, correct, and complete copy of the Lease, including all amendments, exhibits, and addenda .

         2. There has not been a cancellation, modification, assignment, renewal, extension, or amendment to the Lease, except the following (true and correct copies of all of which are attached and initialed by Tenant):
_________________________________________________.

         3. All of the current Base Rent (in the amount of $___________) and Initial Estimate of Monthly Taxes and Insurance Payment (in the amount of $_________) provided for in the Lease is paid through ___________, 20___. A Security Deposit in the amount of $__________ has been paid to Landlord.

         4. Other than the Lease, there are no other agreements, written or oral, between Landlord and Tenant regarding the Premises or Tenant's obligation to pay rentals under the Lease, and Tenant does not claim a right to any concessions, free rent, or rental abatement other than as set forth in the Lease, except as follows: _________________________________________________.

         5. Tenant currently pays for all utilities used in the Premises.

         6. The Lease commenced on __________, 20___, and the rent commenced on __________, 200__. The Lease terminates on ___________, 20___, and the Tenant is not entitled to any renewal options except ________ options to extend, of ________ (___) months each.

         7. The interest of Tenant in the Lease has not been assigned or encumbered, and not part of the Premises has been sublet. Landlord has satisfied all operating covenants of Landlord under the Lease.

         8. The Lease is in full force and effect and Tenant is not aware of any presently existing claims against Landlord or any offsets against rent due under the Lease except the following: ________________________________________________
________________________________________________________________________________
____________________________________. There are no (i) defaults of Landlord or
Tenant under the Lease, (ii) existing circumstances which with the passage of time, or notice or both, would give rise to a default by Landlord or Tenant under the Lease, (iii) existing rights to abate, reduce or offset sums against the rent or terminate this Lease because of any other condition, or (iv) existing circumstances which with the passage of time, or notice, or both, would give rise to a right to abate, reduce or offset sums against rent or terminate the Lease except those set forth above.

         9. The Premises have been completed and accepted and are in conformity with the terms of the Lease, subject to the (i) Landlord's warranty and repair obligation contained in the Lease solely with respect to the roof, foundation and load-bearing walls supporting the roof of the building, (ii) general contractor's warranty obligations to the Tenant (if any) and (iii) liability of the architect and any engineers to the Tenant (if any) for design defects. Tenant has been paid all sums (if any) owed by Landlord with respect to allowances for construction performed at the Premises by Tenant.

         10. The Tenant has not filed a petition in bankruptcy that has not been dismissed as of the date hereof, has not been subject to an involuntary petition in bankruptcy which has not been dismissed, has not made an assignment for the benefit of any creditor(s), or has not been adjudged to be bankrupt or insolvent by a court of competent jurisdiction.

         11. The Tenant has not received any option to purchase any portion of the Premises, except as follows: _______________________________________________
________________________________________________________________________.


         12. Any notices which may or shall be given to Tenant under the terms of the Lease are not to be sent to Tenant at the following address:________________________________________________________________________
___________.

         13. The undersigned has all requisite authority to execute this Estoppel Certificate on behalf of Tenant. The undersigned acknowledges that Landlord, Purchaser [and Lender] has requested the information contained herein for purposes of confirming certain provisions of the Lease and is relying (and will rely) on the truth and accuracy of the representations made herein and upon the authority of the undersigned to execute this Estoppel Certificate on behalf of Tenant, in connection with Purchaser's decision to purchase (or not to purchase) the Premises, [lender's decision to make a loan secured by the Premises]. This Estoppel Certificate may only be relied upon by Purchaser and Purchaser's lender in connection with the acquisition and financing of the Premises, and no other person or entity shall be entitled to be a third-party beneficiary of this Estoppel Certificate.

         14. Tenant acknowledges and consents to the fact that Landlord may assign and transfer or has assigned and transferred the Landlord's interest under the Lease to Purchaser and Tenant agrees to attorn to Purchaser and to perform all of Tenant's obligations as the tenant under the Lease (including, without limitation, the payment of rent) directly to Purchaser, its successors and assigns, as the new Landlord under the Lease from and after the effective date of such assignment and transfer of the Lease by Landlord to Purchaser. Purchaser shall not be liable for any act or omission of any prior Landlord under the Lease, which act or omission shall have occurred prior to the date Purchaser acquires Landlord's interest in the Lease.

         15. So long as the Earnest Money contract ("Contract") between Landlord and Purchaser is pending, Tenant understands and agrees that the Lease may not be modified or amended in any respect without the prior written consent of Purchaser.


                                              Very truly yours,


                                              __________________________________
                                              (Tenant)

                                              By: ______________________________
                                              Name: ____________________________
                                              Title: ___________________________
                                              Date: ___________________, 20_____

                                   Exhibit "F"

                               RULES & REGULATIONS
                               -------------------

1. All floor areas and other improvements in or on the Leased Premises (including, without limitation, entrances and returns, doors, fixtures, windows, aisles, and displays) shall be maintained in a safe, neat, clean, and attractive condition.

2. No person shall use the parking areas except for ingress and egress and for the parking of motor vehicles during the period of time such persons or the occupants of such vehicles. No sidewalks, walkways, or halls shall be used other than for pedestrian travel. No roadways, walkways, sidewalks, halls, parking areas, or other open areas shall be used by skateboards, roller blades, roller skates, or other moveable contrivances, except for or by handicapped persons.

3. All motor vehicles shall be parked in an orderly manner within the painted lines defining the individual parking spaces, except that trucks may be parked elsewhere on the Leased Premises in an orderly manner.

4.       No person shall do any of the following:

         A. Throw, discard, or deposit any paper, glass, or rubbish of any kind, except in designated receptacles, or create litter or hazards of any kind on or in any part of the Leased Premises;

         B. Deface, damage, or demolish any sign, light standard or fixture, landscaping material, or other improvement within the Leased Premises.

5. No sign or covering shall be inscribed, displayed, printed, affixed, or hung on or to, or placed in or used in connection with, any window or door located on or within the Leased Premises without the prior written consent of Landlord. Landlord shall have the right to remove any such sign or covering that violates this provision without notice to and at the expense of Tenant.

6. Landlord reserves the right to exclude or expel from the Leased Premises, any person who, in Landlord's judgment, is or appears to be intoxicated or under the influence of liquor or drugs, or is in violation of any of these Rules and Regulations.

7. Tenant shall comply with all safety, fire protection, and evacuation procedures and regulations established by Landlord, its insurance carriers, or any governmental agency.

8. At no time shall more than two electrical devices be connected to any single electrical outlet. Multiple adapters are prohibited. Any extension cord used must be a two-wire cord with a ground, and must be sized according to the power draw on the circuit.

9. The plumbing fixtures shall be used only for the purposes, for which they are designed, and no sweepings, rubbish, rags, or other unsuitable materials shall be disposed into them. Without the prior written consent of Landlord, Tenant shall not use the Leased Premises for washing clothes, lodging, or for any improper, objectionable, or immoral purposes. No cooking shall be done or permitted by Tenant on the Leased Premises, other than cooking for Tenant's employees and visitors, including, without limitation, events hosted by Tenant at the Leased Premises.

10. Tenant shall restrict access to the roof of the Leased Premises to its authorized personnel including maintenance and repair contractors for purpose of discharging its inspection, maintenance and repair obligations under the Lease and for the installation of permitted equipment, signage and fixtures.

11. Landlord will furnish Tenant with an initial set of keys free of charge. Landlord may make a reasonable charge for any additional keys. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Leased Premises without prior written consent of Landlord, which consent will not be unreasonably withheld. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors and other areas in the Leased Premises. Keys shall be keyed as per tenant's direction with a master key.

12. Tenant shall not sell alcoholic beverages on the Leased Premises without the prior written consent of Landlord.

13. The Leased Premises shall be used only for the purposes set forth in the Lease.

14. Tenant shall store all its trash and garbage within its Leased Premises or in dumpsters or other contained areas in the Leased Premises. No material shall be placed in the trashcans or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the area, without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways provided for such purpose and at such times as Landlord shall designate. Large containers and any non-compactable trash shall be kept in the Leased Premises until such time as Tenant has made suitable arrangements for its removal. In no event shall Tenant's trash be visible to the general public or constitute any health, fire hazard, or nuisance to the public. No burning of trash, refuse, or waste shall be permitted.

15. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter, or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease to which these Rules and Regulations are attached. Landlord reserves the right to rescind or waive any of the rules and regulations set forth herein (as to an individual tenant or as to all the tenants) and to make such other and further rules and regulations as in its reasonable judgment shall, from time to time, be required for the safety and protection, care, and cleanliness of the Leased Premises, the operation thereof, the preservation of good order therein, or the protection and comfort of the Tenant and their agents, employees, and invitees. Such rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

                                   Exhibit "G"

                              INTENTIONALLY OMITTED

                                   Exhibit "H"

                              HAZARDOUS SUBSTANCES

1. Tenant shall not cause or permit any Hazardous Substance (as hereinafter defined) to be brought upon, generated, manufactured, refined, produced, processed, kept, stored, discharged, disposed of, leaked, emitted, or used (collectively herein called "Processed and Stored") in, or about the Leased Premises, except for such Hazardous Substances as are necessary or useful to Tenant's business and the use of which is expressly approved by Landlord in writing. Landlord shall have no obligation to grant any such approval; provided, however, that Landlord hereby approves of Tenant's use of the substances and materials as described in Exhibit H-2 attached and made part hereof for all purposes (the "Approved Substances").

2. The Approved Substances and, if Landlord consents as provided in paragraph 1 above, any other Hazardous Substance permitted on the Leased Premises, and all containers therefor, shall be Processed and Stored in a manner that complies with all Governmental Laws (as hereinafter defined) applicable to Hazardous Substances.

3. Tenant shall not cause or permit any material or substance to be Processed or Stored in, on or about the Leased Premises, or the atmosphere, ground, sewer system, or any body of water, if that material (as is reasonably determined by the Landlord, or any governmental authority) does or may pollute or contaminate the same, or may adversely affect (a) the health, welfare, or safety of persons, whether located on the Leased Premises, or elsewhere, or (b) the condition, use, or enjoyment of the Building or any other real or personal property.

4. Tenant shall not cause or permit to occur any violation of any governmental law on, in, under, or about the Leased Premises, arising from Tenant's use, occupancy, or possession of the Leased Premises, including, but not limited to, soil and ground water conditions.

5. As used herein, the term "Hazardous Substance" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any oil, petroleum products, and their by-products (d) any substance that is or becomes regulated by a federal, state or local governmental authority; (e) any other ignitable, reactive, corrosive, hazardous, toxic, flammable, explosive, radioactive material, asbestos, asbestos containing material, polychlorinated biphenyl, chemical known or suspected to cause cancer or reproductive toxicity, pollutants, contaminates, hazardous wastes, controlled drugs or substances (except prescription drugs pursuant to existing prescriptions), (f) any substance or material declared to be hazardous or toxic under any statute, law, regulation, code, ordination rule or governmental pronouncement now or hereafter enacted or promulgated by any governmental authority (herein called "Governmental Laws") or (g) dangerous substance or material.

6. Tenant shall, at Tenant's own expense, comply with Governmental Laws relating to or regulating the bringing upon, generating, manufacturing, refining, producing, processing, keeping, storing, discharging, disposing of, leaking, emitting, or using (collectively herein called "Processing and Storing") of Hazardous Substances that occur during the term of the Lease.

7. Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of any governmental authority (the "Authority") under the Governmental Laws.

8. Should any Authority or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of the Processing and Storing of Hazardous Substances by Tenant that occurs during the term of this Lease, at or from the Leased Premises, or which arises at any time from Tenant's use or occupancy of the Leased Premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such clean-up plans.

9. Tenant shall promptly provide all information regarding the Processing and Storing of Hazardous Substances that is requested by Landlord.

10. If Tenant fails to fulfill any duty imposed under this Exhibit "H" within a reasonable time, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Governmental Laws to the Premises and Tenant's use, occupancy or possession thereof, and for compliance therewith, the Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any law shall constitute a waiver of any of Tenant's obligations under this Exhibit "H".

11. Tenant hereby agrees that it shall be fully liable for all costs and expenses related to any Processing and Storage of Hazardous Substances by Tenant in, on, under or about the Leased Premises and the Tenant shall give immediate notice to the Landlord of any violation or potential violation of the provisions of Exhibit "H" or any Governmental Laws. Tenant shall defend, indemnify, and hold harmless Landlord, its agents, employees and managers, and their respective partners, agents, employees, officers, directors, beneficiaries, shareholders, partners, consultants and advisers from and against all claims, demands, penalties, fines, suits, causes of action, liabilities, settlements, damages, costs, expenses (including, without limitation, attorneys and consultants fees, court costs, and litigation expenses), or losses (including, without limitation, a decrease in value of the Leased Premises or usable space) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to, arising out of or in connection with or which is alleged to have arisen out of or in connection with any violation or alleged violation by Tenant of any covenant contained in this Exhibit "H".

12. The provisions of this Exhibit "H" shall be in addition to any other obligations and liabilities Tenant may have to Landlord at law or equity and shall survive the transactions contemplated herein and shall survive the termination of this Lease.

                                  Exhibit "H-1"

                   LIST OF TENANT'S SUBSTANCES AND MATERIALS,
                        IF ANY TO BE APPROVED BY LANDLORD
                           (to be provided by Tenant)


1.
2.
3.
4.
5.
6.
7.
8.
9.
10.




                                             Approved by Landlord:


                                             ---------------------------------
                                             Name

                                             ---------------------------------
                                             Title

                                             ---------------------------------
                                             Date

                                   Exhibit "I"

                                 PROHIBITED USES

         General Restrictions on Use. No portion of the Land shall be used, leased, subleased, or operated for:

         (1) automotive repair, car wash, gasoline sales, or tire or battery sales;

         (2) the renting, leasing, sale or display of any, truck, trailer, recreational vehicle or boats which are on premises; however, nothing shall prevent any such renting, leasing, or sale if the vehicles, trucks, trailers or boats are located at another site;

         (3) any use which emits an obnoxious odor, or excessive noise or sound which can be heard or smelled outside of any building located in on the Land or which creates unusual fire, explosive or other risks to any portion of the Land;

         (4) any mobile home park, trailer park, labor camp, or junkyard (except this provision shall not prohibit the temporary use of construction trailers during periods of construction, reconstruction or maintenance);

         (5) any dumping, disposing, incinerating or reduction of garbage (exclusive of garbage compactors located near the rear of any building) except any recycle centers required by governmental regulations;

         (6)      any living quarters, sleeping apartments or lodging rooms;

         (7)      any veterinary hospital or animal raising facility;

         (8)      any mortuary or funeral home;

         (9) any establishment whose primary business is the sale or rental or display of sexual materials or drug related paraphernalia or whose primary business is providing any adult only or sexually oriented service or product including, but not limited to, massage parlors, brothels, topless establishments, any "sex" shop, "peep show", any "adult" bookstore or "adult" movie theater;

         (10) any flea market, amusement park, video arcade, pool or billiard hall.

         (11) any gaming facility or operation including, but not limited to, off-track or sports betting parlor, table games such as blackjack, poker, slot machines, video poker, blackjack, keno machines or similar devices or bingo hall;

         (12) any central laundry, dry cleaning plant or Laundromat; provided, however, this prohibition shall not be applicable to a laundry which is an ultimate consumer pickup and delivery site, provided no cleaning actually takes place upon the Land;

         (13) the operation, establishment or maintenance of a movie theatre, night club, bowling alley, skating or roller rink, health spa, a second hand or pawn shop type of business or other entertainment facilities, or any use in violation of applicable zoning and other governmental laws and regulations;

         (14)     any use which is public or private nuisance;

         (15) distilling, refining, smelting, agricultural, animal raising or boarding or mining operation; or

         (16) any place for public assembly (such as a church or meeting hall).

                                   Exhibit "J"

                              FORM OF CHANGE ORDERS
                                [GRAPHIC OMITTED]

                                                                  LANDLORD [ x ]
Change Order
                                                                      TENANT [X]
________________________________________________________________________________

PROJECT:

LANDLORD:  __________________________

The Lease is changed as follows (and the cost of such change will be borne by TENANT and paid for within 10 days of invoicing): o

CHANGE ORDER NUMBER:  01

CHANGE ORDER DATE:  ____________________


Not valid until signed by the Tenant and Landlord.

Net amount due by previously authorized Change Orders:                       $ 0
The Change Order sum will be increased by this Change Order in the
amount of:                                                                   $ 0
The new Change Order sum including this Change Order will be:                $ 0

The Contract Time Schedule will be increased by an additional (x) days.

Agreed and Accepted this _____ day of _____, 200_

______________________________         ___________________________________
TENANT                                 LANDLORD

BY:__________________                  BY:__________________

DATE:________________                  DATE:________________

                                   Exhibit "K"

                             EARNEST MONEY CONTRACT

                                   Exhibit "L"

                                GUARANTY OF LEASE



         THIS GUARANTY OF LEASE ("Guaranty"), dated as of ___________, 20__, is executed by _______________________________ (hereinafter called "Guarantor," whether one or more), with an address of _______________________ in favor of _________________________________, a ______________________ ("Landlord") as
follows:

         Landlord and _______________________ (herein, together with any assignee of or successor to Tenant's interest under the Lease, called the "Tenant") are entering into a Lease of even or near date herewith (herein, as the same may be amended or supplemented from time to time, called the "Lease"), concerning that certain parcel of land, approximately ________ square foot building and other improvements to be constructed thereon, and such other rights and privileges appurtenant thereto, located within and being a part of the ______________ Business Park, commonly known as ______________, ____________,
_____ ___________, as more particularly described therein.

         Guarantor is executing and delivering this Guaranty in order to induce Landlord to enter into the Lease with Tenant.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and intending to be legally bound by this Guaranty, Guarantor hereby agrees with Landlord as follows:

         1. Guarantor hereby absolutely and unconditionally guarantees (a) the payment in full by Tenant of all rents and other payments, tenders and securities payable under or pursuant to the Lease (all of the foregoing herein referred to as "Rent"), in the manner and at the time prescribed in the Lease, and (b) the punctual and faithful performance by Tenant of any and all other obligations and undertakings of Tenant under or contained in the Lease, whether now existing or hereafter arising, together with all costs of collection and enforcement thereof. Notwithstanding anything to the contrary contained herein, Guarantor's liability hereunder shall be limited at all times to the greater of
(i) total amount of rent which may become due under the Lease for the remaining term of the Lease, or (ii) $2,000,000.

         2. If for any reason any obligation or undertaking of Tenant contained in the Lease (whether affirmative or negative in character) shall not be observed or performed by Tenant or if any Rent payable pursuant to the Lease shall not be paid promptly when due and payable, then upon demand by Landlord, Guarantor will promptly perform or cause to be performed each of such obligations and undertakings, and will forthwith pay such sums at the place and to the person entitled thereto pursuant to the Lease, regardless of any defense or setoff or counterclaim which Guarantor or Tenant may have or assert, except for those defenses, setoffs or counterclaims which are available to Tenant under the express terms of the Lease, and regardless of whether or not Landlord shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against Tenant or any other person to compel any such performance or to collect all or any part of such sums, either pursuant to the provisions of the Lease or at law or in equity (it being understood that this is a guaranty of payment and not collection, and Guarantor's liability for the performance of the obligations and undertakings guaranteed shall be primary), and regardless of any other condition or contingency and Guarantor hereby agrees to execute all such further instruments as are reasonably requested by Landlord to further evidence or protect the rights of Landlord hereunder.

         3. The obligations and undertakings of Guarantor under this Guaranty are continuing and irrevocable, and shall not be affected or impaired by reason of the happening from time to time of any of the following with respect to the Lease or this Guaranty or any assignment of the rights of Landlord hereunder, even if the same be done without notice to or the consent of Guarantor: (a) any assignment, subletting or mortgaging of all or any part of the interest of Tenant in the Lease or in the Premises (as defined in the Lease, hereinafter called the "Premises"); (b) the waiver by Landlord of the observance or performance by Tenant or by Guarantor of any of the obligations or undertakings contained in the Lease; (c) the extension of the time for payment by Tenant or Guarantor of any Rent owing or payable under any of such instruments, or the extension or the renewal of any thereof; (d) the modification or amendment as mutually agreed upon by Landlord and Tenant (whether material or otherwise) of any obligation or undertaking of Landlord or Tenant set forth in any of such instruments; (e) the taking or the omission of any of the actions referred to in any of such instruments; (f) any failure, omission, delay or lack on the part of Landlord or Tenant to enforce, assert or exercise any right, power or remedy conferred on Landlord in any of such instruments or any action on the part of Landlord granting indulgence or extension in any form; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets or liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Tenant or any of its assets, or the disaffirmance of the Lease in any such proceeding; (h) the release, substitution or replacement (whether or not in accordance with terms of the Lease) of the Premises or any portion thereof; (i) the receipt and acceptance by Landlord of notes, checks or other instruments for the payment of money made by Tenant and extensions and renewals thereof; or (j) any other cause, whether similar or dissimilar to the foregoing.

         4. This Guaranty may be enforced as to any one or more breaches either separately or cumulatively, and shall be binding upon and inure to the benefit of the Guarantor and Landlord and their respective heirs, executors, administrators, personal representatives, successors and assigns. The transfer or assignment of the Lease by Landlord shall operate as a transfer or assignment to the transferee or assignee of this Guaranty and all rights and privileges hereunder. All references herein to "Landlord" shall mean the above-named Landlord and any subsequent owner of Landlord's interest in the Lease. No transfer by Guarantor of Guarantor's obligations hereunder shall operate to release them from such obligations.

         5. Guarantor waives notice or acceptance of this Guaranty; execution and delivery of the Lease; any assignment of Landlord's rights hereunder or under the Lease; release, discharge or modification of Tenant's obligations under the Lease; default in the payment of any sum payable by Tenant pursuant to the Lease; breach or non-performance of any other obligation or undertaking of Tenant contained in the Lease; and all other notices to the maximum extent permitted by applicable law.

         6. If Landlord or its assigns should commence any suit, action or other legal proceedings against Guarantor to enforce this Guaranty, the person or persons bringing such suit, action or proceeding shall be entitled to receive from Guarantor, and Guarantor agrees to pay to such person or persons, if such person or persons shall be successful in such suit, action or proceeding, the costs and expenses thereof (including attorney's fees and costs of suit).

         7. Until all the covenants and conditions in the Lease on Tenant's part to be performed and observed are fully performed and observed, Guarantor:

         a. shall have no right of subrogation against Tenant by reason of any payments or acts of performance by the Guarantor in compliance with the obligations of the Guarantor hereunder; and

         b. waives any right to enforce any right or remedy whatsoever, whether now existing or hereafter arising, which Guarantor now or hereafter shall have against Tenant, and until payment in full with interest of all of the obligations of Tenant under the Lease (and including interest accruing on any such obligations after any petition under the Federal Bankruptcy Code, which post-petition interest Guarantor agrees shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in proceedings under the Federal Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of any indebtedness of Tenant to Guarantor. If Guarantor should receive any such payment, satisfaction or security for any indebtedness of Tenant to Guarantor, Guarantor agrees forthwith to deliver the same to Landlord in the form received, endorsed or assigned, as may be appropriate for application on account of, or as security for the obligations of, Tenant to Landlord, and until so delivered, agrees to hold the same in trust for Landlord.

         8. Guarantor agrees that Landlord shall have the right and authority to investigate Guarantor's credit and financial standing and to obtain any and all documents or other information in connection therewith without further consent by or authorization from Guarantor, and all third parties shall be entitled to rely upon the foregoing conclusively in providing any such documentation or information to Landlord. Guarantor has not made investments in, advances to or guaranties of, and is not otherwise responsible for the obligations of, any corporation, partnership, joint venture, person or other entity except as reflected in the financial statements presented to Landlord, or as heretofore disclosed to Landlord in writing concurrently with or subsequent to the delivery to Landlord of the latest financial statements submitted.

         9. This Guaranty shall apply to the Lease, any extension or renewal thereof and to any holdover following the expiration of the initial term of the Lease or any extension or renewal thereof.

         10. If Guarantor defaults in the performance or observance of any agreement, covenant, term or condition contained herein, or makes a general assignment for the benefit of creditors, or petitions or applies to any tribunal for the appointment of a trustee or receiver of the whole or any substantial part of the business, estate or assets of Guarantor or commence any proceedings relating to Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or if any such petition or application is filed or any such proceedings are commenced against Guarantor and Guarantor by any act indicates approval thereof, consent thereto or acquiesce therein, or an order is entered appointing any such trustee or receiver, or adjudicating Guarantor bankrupt or insolvent, or approving a petition in any such proceedings, and such order remains in effect for more than sixty (60) days, then same shall be considered an event of default hereunder and under the Lease, and Landlord shall have all remedies contemplated in the Lease upon the occurrence of an event of default thereunder.

         11. If any provision of this Guaranty, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall be valid and shall be enforceable to the fullest extent permitted by law.

         12. By signing this Guaranty, Guarantor waives each and every right to which they may be entitled by virtue of any suretyship law, including any rights they may have pursuant to Rule 31 of the Texas Rules of Civil Procedure, ss.17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, as the same may be amended from time to time.

         13. The value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor incurred or arising under this Guaranty and all related papers and arrangements. Guarantor has determined that such liability and obligation may reasonably be expected to substantially benefit Guarantor directly or indirectly. Guarantor has had full and complete access to the underlying papers relating to the Lease and all other papers executed by Tenant in connection with the Lease. Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. Guarantor agrees that Landlord shall have no obligation to advise or notify Guarantor or to provide Guarantor with any data or information.

         14. This Guaranty is performable in Harris County, Texas, and shall be governed by and construed and enforced in accordance with the laws of the State of Texas. Guarantor agrees Landlord may bring suit against Guarantor in Harris County, Texas, to enforce this Guaranty.

         15. If this Guaranty is executed by more than one party as "Guarantor," all references herein to "Guarantor" shall refer to each and all of the undersigned parties signing this Guaranty as Guarantor; and the liability of said parties for the payment of Rent and the performance of the covenants, duties and obligations of Guarantor hereunder shall be joint and several.

         IN WITNESS WHEREOF, Guarantor has caused this instrument to be executed and delivered as of the date first above written.


                                             GUARANTOR:

                                             ENGLOBAL CORPORATION, a Nevada
                                             corporation

                                             By: /s/ William A. Coskey


                                             Address:
                                             ___________________________________
                                             ___________________________________
                                             ___________________________________


STATE OF Texas             ss.
                           ss.
COUNTY OF Mongomery        ss.

         This instrument was ACKNOWLEDGED before me on March 6, 2008, by William
A. Coskey.


[S E A L]                                   /s/ Jean Whitaker
                                            -----------------
                                            Notary Public - State of Texas

                                   Exhibit "M"

                           COMMENCEMENT DATE AGREEMENT

1. Landlord:                        __________________, a Texas ________________


2. Tenant:                          {Name of Tenant}___________________________,
                                    a __________(entity) _______________________
                                    (state of incorporation)

3. Leased Premises:                 An approximate ______ sq. ft. free-standing
                                    building, and the land, commonly known as
                                    (Address)___________________________________
                                    ____________________________________________
                                    Jefferson County, Texas

4. Date of Lease:                   ________________________________

5. Commencement Date:               The Commencement Date of the Lease is
                                    ____________________, 200_. The initial term
                                    of the Lease is for ___ (__) years as set forth in Section one (1) of the Lease. If the Commencement Date specified above is not the first date of a calendar month then a period of time equal to the partial month beginning with the Commencement Date shall be added to the term so that the term shall expire on the last day of a calendar month.
                                    Therefore, the Lease shall expire on
                                    ___________________, 200____.

                                    LANDLORD: ______________, a Texas __________

                                    By:______________________  Date:____________
                                    Title:_________________________


                                    TENANT: ____________________________________
                                                     (Name of Tenant)
                                    Attention:__________________________________
                                    By:______________________   Date:___________
                                    Title:________________________